UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21328

SMA Relationship Trust
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL			60606-2807
(Address of principal executive offices)			(Zip code)

Tammie Lee, Esq. UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Item 1.  Reports to Stockholders.

SMA Relationship Trust

December 31, 2014

SMA Relationship Trust

Series A

Series G

Series M

Series S

Series T

Annual Report

Table of contents
SMA Relationship Trust—Series A
Letter to shareholders	1
Performance at a glance	5
Industry diversification	7
Portfolio of investments	8
SMA Relationship Trust—Series G
Letter to shareholders	12
Performance at a glance	16
Industry diversification	18
Portfolio of investments	19
SMA Relationship Trust—Series M
Letter to shareholders	23
Performance at a glance	26
Summary of municipal securities by state	28
Portfolio of investments	29
SMA Relationship Trust—Series S
Letter to shareholders	33
Performance at a glance	36
Industry diversification	38
Portfolio of investments	39
SMA Relationship Trust—Series T
Letter to shareholders	42
Performance at a glance	45
Industry diversification	47
Portfolio of investments	48
Explanation of expense disclosure	60
Statement of assets and liabilities	62
Statement of operations	64
Statement of changes in net assets	66
Financial highlights
SMA Relationship Trust—Series A	69
SMA Relationship Trust—Series G	70
SMA Relationship Trust—Series M	71
SMA Relationship Trust—Series S	72
SMA Relationship Trust—Series T	73
Notes to financial statements	74
Report of independent registered accounting firm	91
General information	92
Supplemental information	93
Federal tax information	99

This page intentionally left blank.

SMA Relationship Trust—Series A

February 17, 2015

Dear shareholder,

We present you with the annual report for Series A (the "Fund"), a series of SMA Relationship Trust, for the 12 months ended December 31, 2014.

Portfolio performance

For the 12-month period, the Fund gained 4.79%, compared to 1.24% for the BofA Merrill Lynch US Treasury 1-5 Year Index. For comparison purposes, the MSCI World Free Index (net) and the Citigroup One-Month US Treasury Bill Index returned 4.94% and 0.02%, respectively. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 5.)

The Fund produced a positive return during the reporting period, primarily due to market allocation strategy.

During the review period, derivatives were used for risk management, currency hedging and as a tool to express our investment views across equities, fixed income and currencies. These derivatives can take the form of futures, forwards, swaps and options. During the period, the derivative instruments utilized were effective in achieving the intended portfolio allocations across all asset classes.

Market commentary

The market began 2014 with an almost universally held consensus view that the US economy would return to 'normal' growth and that the Eurozone would be on its way to recovery. As often seems to happen when markets reach broad agreement, events conspired to upset the consensus. Severe weather hit the US in January and continued into February, turmoil rocked the emerging markets and geopolitical tensions arose between Russia and the West over events in Ukraine. Further to this, Japanese equities suffered the whims of foreign investors keen to test Prime Minister Abe's commitment to his "third arrow" of reform.

In the second quarter, doves were in the ascendance in terms of monetary policy but not in the field of geopolitical conflict. Although geopolitical risks in Ukraine have somewhat subsided from the elevated levels of the first quarter, tensions remain high. The Middle East saw a serious upsurge in conflict, as insurgents swept through large swathes of Iraq from their rebel bases in Syria. The threat of deflation was the looming theme in the eurozone. With the strong euro and falling energy prices contributing to low inflation levels, the European Central Bank ("ECB") cut its deposit facility rate to negative 0.10% and implemented additional stimulus. ECB President Mario Draghi made it clear that all tools are still on the table, and the bank began quantitative easing in January 2015, after the reporting period ended. On the other hand, certain central banks in emerging markets—most notably, India, Brazil, Turkey and South Africa—further raised their interest rates to cope with capital outflows and fight inflation.

The third quarter bore witness to some uncommon events, and uncertainty led to increased volatility. For the first time in 300 years, the UK's identity relied on the outcome of the Scottish independence referendum that was ultimately rejected by voters. The ECB enacted historic measures, moving into negative rates on its bank deposits, also

SMA Relationship Trust—
Series A

Investment objective:

Maximize total return,
consisting of capital
appreciation and
current income

Portfolio managers:

Curt Custard,
Andreas Koester and
Jonathan Davies
UBS Global Asset
Management
(Americas) Inc.

Commencement:

April 2, 2008

Dividend payments:

Annually

SMA Relationship Trust—Series A

a first. These events, along with geopolitical unrest and a much anticipated US Federal Reserve Board ("Fed") meeting all led to increased market volatility and poor market performance for most asset classes.

The fourth quarter had a volatile start, as investors became skeptical of the global growth story, which triggered risk aversion. This was rapidly accentuated by supply/demand technical factors that led to the "October sell-off," a widespread phenomenon. The fact that this was driven by technical factors is supported by the outperformance of small- and mid-cap stocks. Had the sell-off been based on changing fundamentals, these cyclically sensitive stocks would have likely been the worst hit. The short nature of the sell-off was illustrated by the VIX market volatility index, which spiked up to its recent high of over 26 and then quickly receded to its normal level, hovering around 13. However, volatility again returned as sharply falling oil prices and events in Greece and Russia contributed to briefly springing the VIX back up to 24 in mid-December 2014.

Portfolio commentary

What worked

•  A long position in global equities was positive for performance during the reporting period.

  – The portfolio's directional position in equity markets contributed to performance during the reporting period. Strong performance came from US equities, which continued to be supported by a sustained US economic recovery, as well as US equities' status as safe haven assets during periods of elevated concern about global growth. Japanese equities also added to performance, as the Bank of Japan continued to enact supportive stimulus measures.

  – The portfolio's relative value trade of futures on the China A index versus futures on the China H index contributed to performance during the period, as the valuation discrepancy moderated alongside political uncertainty in Hong Kong.

  – The portfolio's position of long Canadian equities relative to Australian equities also benefited performance.

•  The portfolio's positioning in the fixed income markets added to performance.

  – The portfolio benefited from a sustained long position in investment grade corporate bonds as spreads narrowed amid a continued economic recovery and depressed yields across the globe.

  – Long positions in Australian and Italian government bonds were positive for performance.

  – The portfolio's relative value trade of long French government bonds versus Japanese government bonds was beneficial.

•  Certain active currency decisions were positive for the Fund's performance.

  – The portfolio's long trade on the US dollar relative to the British pound was rewarded.

  – The portfolio's long trade on the US dollar relative to the New Zealand dollar also added value.

SMA Relationship Trust—Series A

What didn't work

•  Certain equity allocations were negative during the period.

  – The portfolio's exposure to emerging markets equities produced negative results during the reporting period. Emerging markets came under pressure as the price of oil fell and the US dollar rose.

  – The portfolio's relative value trade of long US industrials versus US staples was negative during the reporting period.

  – The portfolio's relative value trade of long UK and European equities versus US equities detracted from results.

•  Certain of the Fund's fixed income exposures detracted from results during the reporting period.

  – The portfolio's short US duration position was negative, as US bonds rallied throughout the year.

  – The portfolio's relative value trade of long emerging markets debt versus Japanese government bonds was negative during the period.

•  Overall, the Fund's currency positions detracted from performance.

  – The biggest detractor from performance was the portfolio's long position in the Japanese yen versus the US dollar and the euro.

  – Also detracting from performance was the portfolio's long trade on the Mexican peso versus the Malaysian ringgit.

  – The portfolio's long trade on the Swedish krona versus the British pound was also negative.

Outlook

We continue to prefer equities over cash, sovereign bonds, investment grade corporate bonds and high yield corporate bonds. In our view, companies should profit from the global economic recovery, better-than-expected economic data, a solid US economy, lower energy prices and the interest rate environment, which should allow for higher margins. Central banks' monetary policies remain, on a global basis, rather supportive of growth. While the Fed could start raising its leading interest rates in the second half of 2015, the European Central Bank and the Bank of Japan are far away from any rate move. While the Bank of England has been seen as a candidate for rate hikes in the first half of 2015, the latest economic indicators and comments tend to show that a first rate rise could be delayed to the second part of 2015 at the earliest. While we see potential negative risks in the short term, such as uncertainties surrounding ECB action and questions over the policies of the new Greek government, we believe that our positive stance on equities will be rewarded in 2015.

However, we expect volatility to increase. As market returns transition from being purely beta driven—a trend that has been in place since 2009—a more tactical approach on regional and sector allocation will be key. Within fixed income, we have revised our view from negative to neutral. With central bank intervention and volatile oil prices, it seems that yield curve compression could continue for a while. We remain cautious on high yield bonds, corporate bonds and emerging markets debt, as energy prices could impact a large portion of these asset classes, and a rising US dollar is substantially negative for emerging markets debt.

SMA Relationship Trust—Series A

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series A Managing Director UBS Global Asset Management (Americas) Inc.	Curt Custard Portfolio Manager SMA Relationship Trust—Series A Managing Director UBS Global Asset Management

Andreas J. Koester Portfolio Manager SMA Relationship Trust—Series A Managing Director UBS Global Asset Management	Jonathan Davies Portfolio Manager SMA Relationship Trust—Series A Executive Director UBS Global Asset Management

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series A

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/14	1 year	5 years	Since inception[1]
SMA Relationship Trust—Series A	4.79%	5.12%	3.31%
BofA Merrill Lynch US Treasury 1-5 Year Index[2]	1.24	1.78	2.15
MSCI World Free Index (net)[3]	4.94	10.20	4.39
Citigroup One-Month US Treasury Bill Index[4]	0.02	0.06	0.17

1  Since inception returns are calculated as of the performance inception date, April 2, 2008, of SMA Relationship Trust—Series A.

2  The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The Citigroup One-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 1 month Treasury Bill issue. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series A

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series A versus the BofA Merrill Lynch US Treasury 1-5 Year Index, the MSCI World Free Index (net) and the Citigroup One-Month US Treasury Bill Index from April 2, 2008 which is the Fund inception date, through December 31, 2014.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series A

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2014

Bonds
Non-US government obligations	12.46%
Total bonds	12.46%
Investment company
UBS Global Corporate Bond Relationship Fund	48.63
Short-term investments	29.97
Options purchased	0.72
Total investments	91.78%
Cash and other assets, less liabilities	8.22
Net assets	100.00%

1  Figures represent the direct investments of SMA Relationship Trust—Series A. Figures might be different if a breakdown of the underlying investment company was included.

SMA Relationship Trust—Series A

Portfolio of investments

December 31, 2014

	Face amount		Value
Bonds: 12.46%
Non-US government obligations: 12.46%
Australia: 5.65%
Commonwealth of Australia 4.250%, due 07/21/17	AUD	729,000	$626,276
4.500%, due 04/15/20		1,567,000	1,417,502
4.750%, due 06/15/16		725,000	612,683
			2,656,461
Italy: 6.81%
Buoni Poliennali Del Tesoro 4.750%, due 09/01/44[1,2]	EUR	790,000	1,238,075
5.000%, due 09/01/40[1]		1,230,000	1,965,158
			3,203,233
Total non-US government obligations (cost $6,016,301)			5,859,694
Total bonds (cost $6,016,301)			5,859,694
	Shares
Investment company: 48.63%
UBS Global Corporate Bond Relationship Fund*[3] (cost $20,623,315)		1,708,343	22,882,405
Short-term investments: 29.97%
Investment company: 4.09%
UBS Cash Management Prime Relationship Fund[3] (cost $1,924,746)		1,924,746	1,924,746
	Face amount
US government obligations: 25.88%
US Treasury Bills, 0.031%, due 03/12/2015[4]		$5,200,000	5,199,750
0.043%, due 04/30/2015[4]		3,500,000	3,499,486
0.037%, due 01/08/2015[4]		3,478,000	3,477,989
Total US government obligations (cost $12,177,169)			12,177,225
Total short-term investments (cost $14,101,915)			14,101,971
	Number of contracts	Value
Options purchased: 0.72%
Put options: 0.63%
EURO STOXX 50 Index, strike @ EUR 3,000, expires March 2015	62	$62,644
S&P 500 Index, strike @ USD 1,700, expires December 2016	23	235,290
		297,934
Call options: 0.09%
EURO STOXX 50 Index, strike @ EUR 3,500, expires March 2015	236	41,979
Total options purchased (cost $383,429)		339,913
Total investments: 91.78% (cost $41,124,960)		43,183,983
Cash and other assets, less liabilities: 8.22%		3,867,779
Net assets: 100.00%		$47,051,762

SMA Relationship Trust—Series A

Portfolio of investments

December 31, 2014

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $43,164,730; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$439,711
Gross unrealized depreciation	(420,458)
Net unrealized appreciation of investments	$19,253

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 59. Portfolio footnotes begin on page 11.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	AUD	4,565,000	USD	3,870,111	03/05/15	$158,904
JPMCB	CHF	2,625,000	USD	2,720,952	03/05/15	77,884
JPMCB	EUR	1,835,000	USD	2,283,944	03/05/15	62,289
JPMCB	GBP	1,335,000	USD	2,086,855	03/05/15	7,082
JPMCB	KRW	2,097,000,000	USD	1,884,639	03/19/15	(16,749)
JPMCB	MYR	6,197,000	USD	1,814,854	03/19/15	53,174
JPMCB	NZD	4,745,000	USD	3,690,191	03/05/15	9,906
JPMCB	USD	56,848	CAD	65,000	03/05/15	(972)
JPMCB	USD	812,045	HUF	200,550,000	03/05/15	(46,694)
JPMCB	USD	1,850,723	INR	116,540,000	03/19/15	(32,492)
JPMCB	USD	593,039	JPY	70,300,000	03/05/15	(5,839)
JPMCB	USD	1,709,544	MXN	23,900,000	03/05/15	(95,577)
JPMCB	USD	239,491	MXN	3,560,000	03/05/15	916
JPMCB	USD	951,473	PHP	42,900,000	03/19/15	4,277
JPMCB	USD	772,904	SEK	5,760,000	03/05/15	(33,867)
Net unrealized appreciation on forward foreign currency contracts						$142,242

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures sell contracts:
2 Year US Treasury Notes, 19 contracts (USD)	March 2015	$(4,158,597)	$(4,153,281)	$5,316
5 Year US Treasury Notes, 35 contracts (USD)	March 2015	(4,161,435)	(4,162,539)	(1,104)
10 Year US Treasury Notes, 20 contracts (USD)	March 2015	(2,524,971)	(2,535,938)	(10,967)
Index futures buy contracts:
DAX Index, 8 contracts (EUR)	March 2015	2,330,646	2,366,869	36,223
E-mini S&P 500 Index, 57 contracts (USD)	March 2015	5,793,806	5,849,340	55,534
EURO STOXX 50 Index, 69 contracts (EUR)	March 2015	2,591,944	2,598,704	6,760
FTSE 100 Index, 18 contracts (GBP)	March 2015	1,755,499	1,818,817	63,318
KOSPI 200 Index, 12 contracts (KRW)	March 2015	1,383,255	1,325,642	(57,613)
MSCI Taiwan Index, 26 contracts (USD)	January 2015	876,585	892,060	15,475
NIKKEI 225 Index, 24 contracts (JPY)	March 2015	3,571,444	3,455,296	(116,148)

SMA Relationship Trust—Series A

Portfolio of investments

December 31, 2014

Futures contracts (Concluded)

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
Index futures sell contracts:
Stockholm OMXS30 Index, 122 contracts (SEK)	January 2015	$(2,219,169)	$(2,282,809)	$(63,640)
Interest rate futures buy contracts:
Australian Government 3 Year Bond, 87 contracts (AUD)	March 2015	7,891,039	7,903,989	12,950
Interest rate futures sell contracts:
Euro-BTP, 19 contracts (EUR)	March 2015	(3,081,841)	(3,117,573)	(35,732)
Euro-Bund, 8 contracts (EUR)	March 2015	(1,482,925)	(1,508,884)	(25,959)
Mini Japanese Government 10 Year Bond, 31 contracts (JPY)	March 2015	(3,802,585)	(3,826,214)	(23,629)
Net unrealized depreciation on futures contracts				$(139,216)

Written options activity for the year ended December 31, 2014 was as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2013	—	$—
Options written	313	505,878
Options terminated in closing purchase transactions	(313)	(505,878)
Options expired prior to exercise	—	—
Options outstanding at December 31, 2014	—	$—

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Non-US government obligations	$—	$5,859,694	$—	$5,859,694
Investment company	—	22,882,405	—	22,882,405
Short-term investments	—	14,101,971	—	14,101,971
Options purchased	339,913	—	—	339,913
Forward foreign currency contracts	—	374,432	—	374,432
Futures contracts	89,275	106,301	—	195,576
Total	$429,188	$43,324,803	$—	$43,753,991
Liabilities
Forward foreign currency contracts	$—	$(232,190)	$—	$(232,190)
Futures contracts	(97,391)	(237,401)	—	(334,792)
Total	$(97,391)	$(469,591)	$—	$(566,982)

As of December 31, 2014, $(131,100) of futures contracts, net were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures.

SMA Relationship Trust—Series A

Portfolio of investments

December 31, 2014

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2014, the value of these securities amounted to $3,203,233 or 6.81% of net assets.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of this security amounted to $1,238,075 or 2.63% of net assets.

3  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 12/31/13	Purchases during the year ended 12/31/14	Sales during the year ended 12/31/14	Net realized gain during the year ended 12/31/14	Change in net unrealized appreciation during the year ended 12/31/14	Value 12/31/14	Net income earned from affiliate for the year ended 12/31/14
UBS Cash Management Prime Relationship Fund	$2,352,788	$43,770,786	$44,198,828	$—	$—	$1,924,746	$4,027
UBS Global Corporate Bond Relationship Fund	17,995,677	3,500,000	—	—	1,386,728	22,882,405	—
	$20,348,465	$47,270,786	$44,198,828	$—	$1,386,728	$24,807,151	$4,027

4  Rate shown is the discount rate at date of purchase.

See accompanying notes to financial statements.

SMA Relationship Trust—Series G

February 17, 2015

Dear shareholder,

We present you with the annual report for Series G (the "Fund"), a series of SMA Relationship Trust, for the 12 months ended December 31, 2014.

Portfolio performance

For the 12-month period, the Fund declined 10.60%. During the same period, its new benchmark, the MSCI World ex-USA Index (net) (the "Index") fell 4.32%, while its previous benchmark, the MSCI EAFE Free Index (gross), declined 4.48%. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 16.)

Special Fund Update

The Board of Trustees of SMA Relationship Trust approved investment policy modifications to Series G, which went into effect on or about September 16, 2014. The Advisor believes these modifications will better align the Fund's investment strategies with its views of market opportunities, better position the Fund from a competitive standpoint and result in better risk-adjusted returns for the Fund as a whole. Specifically:

•  The Fund's benchmark changed from the MSCI EAFE Free Index (gross) to the MSCI World ex-USA Index (net).

•  The lead Portfolio Managers for the Fund changed from Stephan Maikkula to Nicholas Irish and Charles Burbeck.

•  The Fund's investment focus changed from a global ex-US all-cap growth mandate to a global ex-US equity mandate.

It is important to note that the Fund's investment objective did not change. The transition from the Fund's previous strategy to its new strategy occurred on or about September 16, 2014.

Market overview

The Commerce Department reported that first quarter 2014 gross domestic product ("GDP") contracted at a 2.1% seasonally-adjusted annualized rate during the first quarter of 2014. However, this was a temporary setback for the economy, as GDP growth was 4.6% and 5.0% during the second and third quarters, respectively. The Commerce Department's initial estimate for fourth quarter GDP growth was 2.6%.1

In its October 2014 World Economic Outlook, the International Monetary Fund ("IMF") said "Despite setbacks, an uneven global recovery continues. In advanced economies, the legacies of the pre-crisis boom and the subsequent crisis, including high private and public debt, still cast a shadow on the recovery. Emerging markets are adjusting to rates of economic growth lower than those reached in the pre-crisis boom and the post-crisis recovery." From a regional perspective, the IMF forecasts 2014 growth will be 0.8% in the Eurozone, versus -0.4% in 2013. Japan's

SMA Relationship Trust—
Series G

Investment objective:

Provide long-term capital
appreciation

Portfolio managers:

Nicholas Irish
Charles Burbeck
UBS Global Asset Management
(Americas) Inc.

Commencement:

May 6, 2011

Dividend payments:

Annually

1  Based on the Commerce Department's initial estimate announced on January 30, 2015, after the reporting period had ended.

SMA Relationship Trust—Series G

economy is projected to expand 0.9% in 2014, compared to 1.5% in 2013. Elsewhere the IMF projects that overall growth in emerging markets countries will decelerate in 2014, with expected growth of 4.4% versus 4.7% in 2013.

International equities, as measured by the MSCI EAFE Index (the "Index"), generated weak results in 2014 and significantly lagged their US counterparts. For the year, the Index fell 4.32%, whereas US equities, as measured by the S&P 500 Index, gained 13.69%. The poor performance by international equities was due to several factors, including weak growth in Europe, Japan falling back into a recession, fears of deflation and several geopolitical issues.

Portfolio commentary

What worked

The Fund's performance is typically driven by stock selection, and sector allocations are a byproduct of our bottom-up stock selection process. During the period, a number of individual stocks contributed to performance.

From January 1, 2014 through September 15, 2014, the following stocks were the largest contributors to performance:

•  Shimizu Corporation is a Japanese general contractor and civil engineering company operating globally. Its share price rose after reporting in-line quarterly results that confirmed an improving outlook for construction demand related to the upcoming Olympics, post-earthquake reconstruction demand and construction of the Chuo Shinkansen Maglev, a high-speed rail line. This position was closed in September 2014, as the Fund was rebalanced to the global ex-US equity mandate.

•  Shares of Jazz Pharmaceuticals Plc., an Irish pharmaceutical company with a portfolio of treatments for narcolepsy, oncology, pain and psychiatry, outperformed the benchmark. Positive news over the period regarding the acquisition of rights to various treatments, along with better than expected earnings results, were key drivers of the share price. This position was closed in September 2014, as the Fund was rebalanced to the global ex-US equity mandate.

•  Ingenico SA, a French provider of solutions for electronic payment transactions, outperformed the market during the period. Ingenico reported strong second quarter results as sales growth exceeded expectations. The company saw strong results in North America on the back of strength in its US business and acceleration in demand from a key Canadian customer. This position was closed in September 2014, as the Fund was rebalanced to the global ex-US equity mandate.

From September 16, 2014, when the new strategy became effective, through December 31, 2014, the following stocks were the largest contributors to performance:

•  Fuji Heavy Industries is a Japanese multinational corporation primarily involved in aerospace and ground transportation manufacturing, known in particular for its line of Subaru automobiles. The company has recently reported sales and profits significantly ahead of expectations and has raised its full-year operating profit forecasts, which we feel remain conservative. In addition, after a record year for unit sales in North America, Fuji Heavy Industries has slightly raised its forecast for capacity additions in the US.

•  Sage Group is a global enterprise software company, headquartered in the UK. The stock outperformed after reporting results in line with market expectations. The company also reiterated guidance, which was viewed

SMA Relationship Trust—Series G

positively by investors. The appointment in November 2014 of the new Chief Executive Officer, Stephen Kelly, was also viewed favorably, as he has a strong reputation for implementing change and driving effective turnarounds.

•  Ryanair is a low-cost Irish airline. Its shares outperformed during the reporting period as a result of several factors. The recent collapse in oil prices has reduced costs, the airline is favored by customers as it is cheap relative to peers, and there has been a surge in demand for tickets. Ryanair also indicated a profit upgrade as a result of excellent passenger growth.

What didn't work

Several stocks produced disappointing results and detracted from performance during the reporting period.

From January 1, 2014 through September 15, 2014, the following stocks were the largest detractors from performance:

•  After a strong relative performance in 2013, Airbus Group, an aircraft manufacturer, underperformed during the period. Negative news flow regarding order cancellations weighed on the company's share price, and the position was closed in July 2014.

•  Tokyo Tatemono Co., Ltd., a Japanese property development company, underperformed after posting numbers that fell below analysts' estimates. The company planned to sell a large stake in its Otemachi Tower, which, while paying down long-term debt, will hurt long term earnings potential. This position was closed in September 2014, as the Fund was rebalanced to the global ex-US equity mandate.

•  Sands China Ltd., an owner and operator of resorts and casinos in Macau, underperformed during the period on weak Chinese macro data and fears of liquidity tightening. This position was closed in September 2014, as the Fund was rebalanced to the global ex-US equity mandate.

From September 16, 2014, when the new strategy became effective, through December 31, 2014, the following stocks were the largest detractors from performance:

•  Canadian Oil Sands is a leader in the oil sands industry in Canada. Its share price declined as a result of the considerable weakness in oil prices. We continue to hold the stock, as the company is completing some major capital projects below budget and is expected to soon benefit from an improved free cash flow profile. The company requires very low capital expenditures to sustain production, which is expected to enable it to withstand a period of low oil prices, unlike most of its major competitors.

•  Premier Oil is a British exploration and production (E&P) company with key assets in Indonesia, Vietnam and Pakistan. Its share price fell dramatically as a result of the collapse in oil prices, which has caused oil exporters to suffer significant losses. Although the fundamentals of Premier Oil have remained intact, the weakening share prices across the energy sector created a number of attractive opportunities, and we recently reduced our position in Premier Oil in favor of a better-priced holding, Gran Tierra Energy, which we believe has a stronger balance sheet and better upside.

•  Lightstream Resources is a Canadian shale oil-focused E&P company, which has become significantly undervalued due to the temporary oil price dislocations that are broadly affecting oil producers. We reduced our position, as we believe low oil prices are increasing stress on the company's balance sheet. The company has taken significant measures to shore up its balance sheet by selling assets, cutting capital expenditures and decreasing its dividend. Despite the sharp decline in oil prices, it is still able to generate free cash flow after the capital

SMA Relationship Trust—Series G

expenditures cuts, which is in line with our original thesis. However, the extent of the decline in oil prices has meant that the cuts are starting to result in a reduction in next year's production. This, in turn, has considerably weakened our longer term outlook for the company, resulting in our decision to reduce this position.

Outlook

We are positive on the outlook for US GDP, but feel the strength of the US economy has already largely been reflected in the valuations of US listed companies. However, greater uncertainty surrounding the outlook elsewhere in the world has held back expectations and share prices, creating some attractive valuation opportunities in Japan and Europe. We believe this will be more widely recognized in 2015, as investors—taking comfort from ongoing quantitative easing measures in the Eurozone—start to see the underlying attractiveness of many non-US stocks. Consumption globally is likely to be supported by low energy prices through 2015, although we expect some recovery from the current unsustainable levels.

We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series G Managing Director UBS Global Asset Management (Americas) Inc.	Nicholas Irish Portfolio Manager SMA Relationship Trust—Series G Executive Director UBS Global Asset Management (Americas) Inc.

Charles Burbek Portfolio Manager SMA Relationship Trust—Series G Executive Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series G

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/14	1 year	Since inception[1]
SMA Relationship Trust—Series G	(10.60)%	(0.99)%
MSCI World ex-USA Index (net)[2,4]	(4.32)	2.80
MSCI EAFE Free Index (gross)[3,4]	(4.48)	3.65

1  Since inception returns are calculated as of the performance inception date, May 6, 2011, of SMA Relationship Trust—Series G.

2  The MSCI World ex-USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI EAFE Free Index (gross) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. Investors should note that indices do not reflect the deduction of fees and expenses.

4  Effective September 16, 2014, the Fund's primary benchmark index has been changed from the MSCI EAFE Free Index (gross) to the MSCI World ex-USA Index (net) in order to more accurately reflect the Fund's current investment strategy.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series G versus the MSCI World ex-USA Index (net) and the MSCI EAFE Free Index (gross) from May 6, 2011, which is the Fund inception date, through December 31, 2014.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Top ten equity holdings (unaudited)1

As of December 31, 2014

Percentage of net assets
Novartis AG	3.3%
Nestle SA	2.7
Bayer AG	2.3
Toronto-Dominion Bank	2.2
AIA Group Ltd.	2.1
KDDI Corp.	2.1
Toyota Motor Corp.	2.0
Shire PLC	2.0
Fuji Heavy Industries Ltd.	2.0
ING Groep NV CVA	1.9
Total	22.6%

Country exposure by issuer, top five (unaudited)1

As of December 31, 2014

Percentage of net assets
Japan	23.7%
United Kingdom	20.9
Switzerland	8.3
Germany	7.3
China	5.7
Total	65.9%

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2014

Common stocks
Airlines	2.65%
Auto components	0.89
Automobiles	5.50
Banks	12.70
Beverages	2.42
Chemicals	2.42
Construction materials	0.93
Diversified financial services	2.80
Diversified telecommunication services	1.41
Electric utilities	0.48
Electrical equipment	1.37
Electronic equipment, instruments & components	2.05
Food products	5.40
Household durables	1.33
Industrial conglomerates	1.37
Insurance	9.86
IT services	0.37
Machinery	2.51
Marine	1.11
Media	1.62
Metals & mining	5.66
Multi-utilities	0.88
Oil, gas & consumable fuels	5.31
Pharmaceuticals	10.63
Real estate investment trust (REIT)	1.06
Real estate management & development	1.08
Semiconductors & semiconductor equipment	0.91
Software	3.20
Technology hardware, storage & peripherals	0.80
Textiles, apparel & luxury goods	1.04
Tobacco	1.62
Trading companies & distributors	2.60
Wireless telecommunication services	3.81
Total common stocks	97.79%
Investment companies
iShares MSCI Canada ETF	0.03
iShares MSCI EAFE ETF	0.43
Total investment companies	0.46%
Short-term investment	0.70
Total investments	98.95%
Cash and other assets, less liabilities	1.05
Net assets	100.00%

1  Figures represent the direct investments of SMA Relationship Trust—Series G. Figures might be different if a breakdown of the underlying investment companies were included.

SMA Relationship Trust—Series G

Portfolio of investments

December 31, 2014

	Shares	Value
Common stocks: 97.79%
Australia: 1.06%
Westfield Corp.	113,610	$832,803
Brazil: 0.37%
Cielo SA	18,400	288,439
Canada: 5.16%
Canadian Oil Sands Ltd.	58,400	523,780
Lightstream Resources Ltd.	19,800	20,280
Suncor Energy, Inc.	37,100	1,178,335
Teck Resources Ltd., Class B	42,700	583,643
Toronto-Dominion Bank	36,600	1,748,723
Total Canada common stocks		4,054,761
China: 5.65%
AIA Group Ltd.	299,400	1,651,331
China Construction Bank Corp., H Shares	338,000	276,073
China Merchants Bank Co., Ltd., H Shares	140,500	350,710
China Mobile Ltd.	31,500	368,951
Hollysys Automation Technologies Ltd.*	21,000	513,030
Jardine Matheson Holdings Ltd.	17,600	1,074,480
Lenovo Group Ltd.	154,000	201,064
Total China common stocks		4,435,639
Denmark: 2.19%
AP Moeller - Maersk A/S, Class B	437	869,172
Danske Bank A/S	31,421	849,494
Total Denmark common stocks		1,718,666
Finland: 1.73%
Sampo Oyj, Class A	29,083	1,361,503
France: 2.84%
Danone SA	17,671	1,155,295
Schneider Electric SE	14,784	1,076,708
Total France common stocks		2,232,003
Germany: 7.26%
AIXTRON SE*	40,625	456,669
Bayer AG	13,206	1,800,089
Daimler AG	12,471	1,035,767
E.ON SE	40,581	693,598
HeidelbergCement AG	10,376	732,337
ThyssenKrupp AG*	38,528	981,456
Total Germany common stocks		5,699,916
Greece: 0.10%
Piraeus Bank SA*	70,003	76,173
	Shares	Value
Indonesia: 0.41%
Astra International Tbk PT	222,800	$132,875
Bank Rakyat Indonesia Persero Tbk PT	200,000	187,996
Total Indonesia common stocks		320,871
Ireland: 3.18%
Ryanair Holdings PLC ADR*	13,200	940,764
Shire PLC	21,960	1,556,965
Total Ireland common stocks		2,497,729
Israel: 1.51%
Check Point Software Technologies Ltd.*	15,100	1,186,407
Italy: 1.76%
Intesa Sanpaolo SpA	268,469	778,803
Mediolanum SpA	94,849	604,443
Total Italy common stocks		1,383,246
Japan: 23.66%
Astellas Pharma, Inc.	91,800	1,278,049
Bridgestone Corp.	20,100	697,107
Fuji Heavy Industries Ltd.	43,700	1,546,367
Hino Motors Ltd.	68,100	896,422
Hitachi Ltd.	149,000	1,099,734
Inpex Corp.	55,200	614,540
ITOCHU Corp.	68,300	729,109
Japan Airlines Co., Ltd.	38,400	1,138,524
KDDI Corp.	25,600	1,608,296
Mitsubishi UFJ Financial Group, Inc.	204,900	1,125,768
ORIX Corp.	100,100	1,259,538
Panasonic Corp.	88,700	1,044,747
Shin-Etsu Chemical Co., Ltd.	17,300	1,126,226
Sumitomo Realty & Development Co., Ltd.	25,000	851,729
THK Co., Ltd.	44,800	1,076,629
Tokio Marine Holdings, Inc.	27,500	893,137
Toyota Motor Corp.	25,700	1,601,557
Total Japan common stocks		18,587,479
Netherlands: 4.10%
Heineken NV	12,943	919,052
ING Groep NV CVA*	118,693	1,533,474
Koninklijke DSM NV	12,649	771,500
Total Netherlands common stocks		3,224,026
Norway: 1.41%
Telenor ASA	54,909	1,110,733
Russia: 0.07%
Sberbank of Russia ADR	14,725	57,030

SMA Relationship Trust—Series G

Portfolio of investments

December 31, 2014

	Shares	Value
Common stocks—(Concluded)
South Africa: 0.37%
Naspers Ltd., Class N	2,233	$288,850
South Korea: 0.66%
Samsung Electronics Co., Ltd.	216	259,685
Wonik IPS Co., Ltd.*	20,679	259,797
Total South Korea common stocks		519,482
Spain: 4.22%
Acciona SA*	5,564	375,455
Banco Santander SA	129,052	1,083,149
Bankia SA*	586,162	869,822
Mediaset Espana Comunicacion SA*	78,347	984,984
Total Spain common stocks		3,313,410
Sweden: 0.44%
Lundin Petroleum AB*	24,270	347,312
Switzerland: 8.34%
Glencore PLC*	190,311	878,443
Nestle SA	28,867	2,104,434
Novartis AG	28,059	2,602,289
Zurich Insurance Group AG*	3,102	969,382
Total Switzerland common stocks		6,554,548
Taiwan: 0.21%
Catcher Technology Co., Ltd. GDR	4,328	168,795
Thailand: 0.15%
Kasikornbank PCL	16,700	115,602
United Kingdom: 20.94%
Anglo American PLC	44,032	814,788
Ashtead Group PLC	73,971	1,313,718
Associated British Foods PLC	20,161	985,653
AstraZeneca PLC	15,804	1,116,248
	Shares	Value
Aviva PLC	166,482	$1,250,842
BP PLC	185,417	1,176,948
Burberry Group PLC	32,223	817,553
Imperial Tobacco Group PLC	28,963	1,274,936
Lloyds Banking Group PLC*	788,604	927,603
London Stock Exchange Group PLC	27,241	937,336
Premier Oil PLC	118,411	306,264
Prudential PLC	43,893	1,014,783
Rio Tinto PLC	25,687	1,184,095
SABMiller PLC	18,869	983,663
Sage Group PLC	183,432	1,324,853
Vodafone Group PLC	296,392	1,016,217
Total United Kingdom common stocks		16,445,500
Total common stocks (cost $80,172,971)		76,820,923
Investment companies: 0.46%
iShares MSCI Canada ETF	800	23,088
iShares MSCI EAFE ETF	5,600	340,704
Total investment companies (cost $395,258)		363,792
Short-term investment: 0.70%
Investment company: 0.70%
UBS Cash Management Prime Relationship Fund[1] (cost $547,566)	547,566	547,566
Total investments: 98.95% (cost $81,115,795)		77,732,281
Cash and other assets, less liabilities: 1.05%		822,021
Net assets: 100.00%		$78,554,302

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $81,461,637; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$2,739,656
Gross unrealized depreciation	(6,469,012)
Net unrealized depreciation of investments	$(3,729,356)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 59. Portfolio footnotes begin on page 22.

SMA Relationship Trust—Series G

Portfolio of investments

December 31, 2014

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
HSBC	GBP	4,320,000	USD	6,764,062	03/17/15	$34,744
JPMCB	AUD	770,000	USD	626,039	03/17/15	640
JPMCB	BRL	700,000	USD	262,644	03/17/15	4,391
JPMCB	CHF	2,450,000	USD	2,530,064	03/17/15	62,511
JPMCB	CNY	5,190,000	USD	838,178	03/17/15	8,427
JPMCB	DKK	2,930,000	USD	489,827	03/17/15	13,437
JPMCB	EUR	1,010,000	USD	1,254,218	03/17/15	31,269
JPMCB	HKD	5,925,000	USD	764,144	03/17/15	111
JPMCB	ILS	2,665,000	USD	679,392	03/17/15	(4,026)
JPMCB	JPY	435,200,000	USD	3,661,820	03/17/15	26,192
JPMCB	KRW	472,000,000	USD	424,728	03/17/15	(3,281)
JPMCB	NOK	4,190,000	USD	586,796	03/17/15	25,743
JPMCB	TWD	8,300,000	USD	266,641	03/17/15	3,885
JPMCB	USD	3,571,295	AUD	4,325,000	03/17/15	(58,499)
JPMCB	USD	2,973,385	CAD	3,410,000	03/17/15	(42,867)
JPMCB	USD	162,278	CHF	160,000	03/17/15	(1,132)
JPMCB	USD	6,152,533	EUR	4,970,000	03/17/15	(134,654)
JPMCB	USD	217,415	GBP	140,000	03/17/15	665
JPMCB	USD	950,136	GBP	605,000	03/17/15	(7,720)
JPMCB	USD	895,554	HUF	221,250,000	03/17/15	(51,457)
JPMCB	USD	250,985	JPY	30,200,000	03/17/15	1,304
JPMCB	USD	308,645	JPY	36,900,000	03/17/15	(385)
JPMCB	USD	833,247	MXN	12,060,000	03/17/15	(19,454)
JPMCB	USD	2,549,467	SEK	19,130,000	03/17/15	(94,865)
JPMCB	USD	1,180,887	SGD	1,555,000	03/17/15	(8,449)
JPMCB	USD	264,668	TWD	8,300,000	03/17/15	(1,912)
Net unrealized depreciation on forward foreign currency contracts						$(215,382)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$8,114,911	$68,706,012	$—	$76,820,923
Investment companies	363,792	—	—	363,792
Short-term investment	—	547,566	—	547,566
Forward foreign currency contracts	—	213,319	—	213,319
Total	$8,478,703	$69,466,897	$—	$77,945,600
Liabilities
Forward foreign currency contracts	$—	$(428,701)	$—	$(428,701)

As of December 31, 2014, $68,706,012 of common stocks were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures.

SMA Relationship Trust—Series G

Portfolio of investments

December 31, 2014

Portfolio footnotes

*  Non-income producing security.

1  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/13	Purchases during the year ended 12/31/14	Sales during the year ended 12/31/14	Value 12/31/14	Net income earned from affiliate for the year ended 12/31/14
UBS Cash Management Prime Relationship Fund	$2,101,923	$26,574,421	$28,128,778	$547,566	$1,200

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

February 17, 2015

Dear shareholder,

We present you with the annual report for Series M (the "Fund"), a series of SMA Relationship Trust, for the 12 months ended December 31, 2014.

Portfolio performance

For the 12-month period, the Fund returned 7.40%, compared to a 9.05% return for its benchmark, the Barclays Municipal Bond Index (the "Index"). (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. While the Fund generated a positive return during the reporting period, it underperformed its benchmark. This was due primarily to yield curve and duration positioning. For more on the Fund's performance, see "Performance at a glance" on page 26.)

The Fund used US Treasury futures during the reporting period to adjust its duration positioning. Overall, our duration strategy detracted from performance during the six-month period.

Market overview

After three consecutive years of generally modest growth, the overall US economy contracted in the first quarter of 2014. The Commerce Department reported that first quarter 2014 gross domestic product ("GDP") shrank at a 2.1% seasonally-adjusted annualized rate during the first quarter of 2014. This was the first negative reading since the first quarter of 2011, and the downturn was partially attributed to severe winter weather in parts of the country. However, this proved to be a temporary setback for the economy, as GDP growth was 4.6% during the second quarter and 5.0% during the third quarter, the highest rate since the third quarter of 2003. The Commerce Department's initial estimate for fourth quarter GDP growth was 2.6%.1

The US Federal Reserve Board (the "Fed") largely maintained its accommodative monetary policy during the reporting period. The central bank continued to hold the federal funds rate at a historically low range between 0% and 0.25%. The federal funds rate or the "fed funds rate," is the rate banks charge one another for funds they borrow on an overnight basis. However, in December 2013, the Fed announced that it would begin paring back its monthly asset purchases, stating "Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a [reduced] pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a [reduced] pace of $40 billion per month rather than $45 billion per month." At its meetings in January, March, April, June, July and September 2014, the Fed said it would further taper its asset purchases, in each case paring its total purchases a total of $10 billion per month. Then, at the Fed's meeting in October, it said it had concluded its asset purchase program. Finally, at its meeting that concluded on December 17, 2014, the Fed said "Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy."

Turning to the bond market, when the reporting period began, there were expectations that the economy would continue to expand and that Treasury yields would move higher. As discussed, while the economy was initially weak, it quickly recovered and expanded at a solid pace. However, concerns about global growth, sharply falling oil prices and geopolitical concerns triggered several flights to quality. All told, the yield on the 10-year Treasury fell from 3.04% to 2.17% during the reporting period. Against this backdrop, the overall US bond market, as

SMA Relationship Trust—
Series M

Investment objective:

Total return consisting of
capital appreciation and
current income exempt
from federal income tax

Portfolio manager:

Elbridge T. Gerry
UBS Global Asset Management
(Americas) Inc.

Commencement:

October 8, 2003

Dividend payments:

Monthly

1  Based on the Commerce Department's initial estimate announced on January 30, 2015, after the reporting period had ended.

SMA Relationship Trust—Series M

measured by the Barclays US Aggregate Index, gained 5.97%. The municipal bond market generated even stronger results and outperformed the overall taxable bond market during the reporting period. Over the 12 months ended December 31, 2014, the Index rose 9.05%. Supporting the municipal market were declining interest rates, generally improving fundamentals and overall strong investor demand.

Portfolio commentary

What worked

•  An underweight to the 1–5 year portion of the municipal yield curve was additive for performance during the reporting period. The shorter portion of the municipal yield curve was the weakest performer during the 12-month reporting period. As such, having an underweight to this segment of the curve was a positive for the Fund's results.

•  Sector positioning in the lease sector was positive for performance. Our overweight to the lease sector was beneficial as it outperformed the Index.

What didn't work

•  Duration positioning detracted from performance during the period. We maintained a defensive posture for the Fund given incoming economic data and questions regarding changing Fed monetary policy. Against this backdrop, the Fund's duration was shorter than that of the Index. This positioning was negative for results, as intermediate- and longer-term municipal yields declined during the reporting period while prices rose. (Duration measures the price sensitivity of a portfolio to interest rate changes.)

•  Yield curve positioning, overall, was detrimental to results. In particular, the Fund's underweight versus the Index to securities with maturities of 22+ years detracted from results, as this was the best performing portion of the curve during the reporting period. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

•  Our quality biases detracted from performance. An underweight to lower quality BBB rated securities was not rewarded, as those bonds generated the strongest results from a quality perspective during the reporting period. Also detracting from performance was our overweight to higher quality AAA rated securities, as those bonds lagged the Index.

•  The Fund's positioning in certain sectors detracted from results. In particular, underweights to the hospital and industrial development revenue/pollution control revenue2 sectors dragged on results as they outperformed the Index.

Outlook

The municipal bond market continues to be mostly driven by a favorable combination of low supply and healthy demand. Issuance remains muted, partly due to lack of voter appetite for spending proposals and municipal budget austerity, with government officials unwilling to propose taxes to fund new projects. With net supply down, the resulting scarcity is favorable for the market. While we remain cautious, given the municipal market's strong results in 2015 and continued low yields potentially leading to increased supply due to refunding activity, we believe the following key themes are supportive for municipals in 2015:

2  Municipal debt securities issued by a government to assist a private company that might otherwise be unable to obtain financing for its industrial venture.

SMA Relationship Trust—Series M

• Municipal bond flows and institutional demand are positive.

• Municipal securities are attractive compared to other taxable options.

• Increased tax rates make the tax benefits of municipals more attractive.

• A rate increase has already been priced in by the steep municipal yield curve.

• Municipal bonds are attractive given continued uncertainty overseas.

Generally, while the credit situation for municipal bonds is improving, specific problems do exist. Therefore, we believe credit and security selection remains crucial. As we focus our active management approach on successfully navigating the rising rate environment, key drivers of our strategy include relative value positioning on the yield curve, credit selection based on rigorous research and the structure of individual issues that offer the potential for more upside than downside.

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series M Managing Director UBS Global Asset Management (Americas) Inc.	Elbridge T. Gerry Co-Portfolio Manager SMA Relationship Trust—Series M Managing Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/14	1 year	5 years	10 years
SMA Relationship Trust—Series M	7.40%	5.09%	4.51%
Barclays Municipal Bond Index[1]	9.05	5.16	4.74

1  The Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated long-term tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series M versus the Barclays Municipal Bond Index over 10 years through December 31, 2014.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Summary of municipal securities by state (unaudited)

As a percentage of net assets as of December 31, 2014

Long-term municipal bonds
Arizona	1.69%
California	11.05
Delaware	0.89
District of Columbia	1.45
Florida	8.42
Georgia	5.12
Hawaii	4.60
Illinois	3.36
Louisiana	1.62
Maryland	1.14
Massachusetts	5.25
Minnesota	5.77
New Jersey	4.93
New York	17.92
North Carolina	4.06
Ohio	1.83
Pennsylvania	0.82
South Carolina	5.49
Texas	7.72
Virginia	2.81
Washington	4.34
Total long-term municipal bonds	100.28%
Short-term investment	0.63
Total investments	100.91%
Liabilities, in excess of cash and other assets	(0.91)
Net assets	100.00%

SMA Relationship Trust—Series M

Portfolio of investments

December 31, 2014

	Face amount	Value
Long-term municipal bonds: 100.28%
Arizona: 1.69%
Salt River Project Electric System Refunding Revenue Bonds, Series A, 5.000%, due 12/01/31	$3,070,000	$3,586,589
California: 11.05%
California State Public Works Board Revenue Bonds, Series A,
5.000%, due 04/01/21	1,500,000	1,780,095
5.000%, due 04/01/25	1,925,000	2,268,093
5.000%, due 09/01/28	4,000,000	4,766,760
5.000%, due 09/01/32	3,625,000	4,255,895
Series E,
5.000%, due 06/01/21	2,065,000	2,457,102
Series F, 5.000%, due 09/01/26	2,660,000	3,153,190
State of California, Various Purpose, GO Bonds, 5.000%, due 09/01/28	4,000,000	4,764,440
		23,445,575
Delaware: 0.89%
State of Delaware, GO Bonds, 5.000%, due 03/01/20	1,590,000	1,878,553
District of Columbia: 1.45%
District of Columbia Income Tax Revenue Bonds, Series A, 5.000%, due 12/01/22	2,510,000	3,066,944
Florida: 8.42%
Florida State Board of Education, Capital Outlay, GO Bonds, Series A, 5.000%, due 01/01/21	2,365,000	2,823,290
Florida State Board of Education, Public Education, GO Bonds, Series C, 5.000%, due 06/01/22	1,000,000	1,215,820
Tampa Health System Revenue Bonds, Series A, 5.000%, due 11/15/25	5,000,000	5,746,400
The School Board of Miami-Dade County, COP, Series A, 5.000%, due 05/01/31	4,000,000	4,606,280
	Face amount	Value
Volusia Country Florida School Board Certificates Refunding, Master Lease Program, COP, Series B, 5.000%, due 08/01/31	$3,000,000	$3,477,480
		17,869,270
Georgia: 5.12%
City of Atlanta GA Revenue Bonds, Series B, 5.000%, due 01/01/20	3,500,000	4,084,290
Municipal Electric Authority of Georgia Revenue Bonds, Series A, 5.000%, due 01/01/21	3,500,000	4,110,365
State of Georgia, GO Bonds, Series I, 5.000%, due 11/01/21	2,200,000	2,669,568
		10,864,223
Hawaii: 4.60%
County of Hawaii, GO Bonds, Series B, 4.000%, due 09/01/21	2,200,000	2,492,842
State of Hawaii, GO Bonds, Series EE, 5.000%, due 11/01/28	4,135,000	4,883,311
Series EO, 5.000%, due 08/01/32	2,000,000	2,386,100
		9,762,253
Illinois: 3.36%
City of Chicago O'Hare International Airport Third Lien Revenue Bonds, Series A, 5.625%, due 01/01/35	3,425,000	3,903,233
Illinois State Toll Highway Authority Revenue Bonds, Series A, 5.000%, due 12/01/20	1,500,000	1,770,525
5.000%, due 12/01/21	1,220,000	1,456,302
		7,130,060
Louisiana: 1.62%
City of New Orleans LA, GO Bonds, AGC-ICC, FGIC, 5.500%, due 12/01/21	3,010,000	3,438,413
Maryland: 1.14%
Anne Arundel County, GO Bonds, 5.000%, due 04/01/27	2,050,000	2,424,760

SMA Relationship Trust—Series M

Portfolio of investments

December 31, 2014

	Face amount	Value
Long-term municipal bonds—(Continued)
Massachusetts: 5.25%
Massachusetts School Building Authority Senior Dedicated Sales Tax Refunding Revenue Bonds, Series B, 5.000%, due 08/15/30	$2,000,000	$2,355,620
The Commonwealth of Massachusetts, Consolidated Loan Green Bonds, GO Bonds, Series E, 5.000%, due 09/01/30	5,000,000	5,898,350
The Commonwealth of Massachusetts, Consolidated Loan, GO Bonds, Series C, 5.000%, due 07/01/24	2,395,000	2,891,268
		11,145,238
Minnesota: 5.77%
Rochester Health Care Facilities, Mayo Clinic Revenue Bonds, Series B, 0.010%, due 11/15/38[1]	5,000,000	5,000,000
State of Minnesota, GO Bonds, Series A, 5.000%, due 08/01/21	6,000,000	7,246,920
		12,246,920
New Jersey: 4.93%
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.000%, due 01/01/30	3,500,000	4,093,845
State of New Jersey, GO Bonds, 5.000%, due 06/01/21	3,300,000	3,885,057
Series L, AMBAC, 5.250%, due 07/15/19	1,415,000	1,640,961
Series Q, 5.000%, due 08/15/19	725,000	834,062
		10,453,925
New York: 17.92%
New York City Municipal Water Finance Authority Water And Sewer System Second General Resolution Fiscal 2015 Revenue Bonds, Series DD, 5.000%, due 06/15/36	3,000,000	3,488,070
	Face amount	Value
New York City Transitional Finance Authority, Series A-1, 5.000%, due 11/01/21	$2,000,000	$2,408,980
Series C, 5.000%, due 11/01/20	1,750,000	2,083,620
Series E, 5.000%, due 02/01/29	4,000,000	4,707,880
Series I, 5.000%, due 05/01/32	5,000,000	5,832,550
New York State Dormitory Authority State Personal Taxable General Purpose, Series A, 5.000%, due 02/15/29	4,000,000	4,724,400
New York State Urban Development Corp. Special Tax, 5.000%, due 03/15/32	3,000,000	3,492,690
Series A, 5.000%, due 03/15/34	3,000,000	3,500,400
Series A-1, 5.000%, due 03/15/27	6,495,000	7,772,437
		38,011,027
North Carolina: 4.06%
North Carolina Eastern Municipal Power Agency Power Systems Revenue Bonds, Series B, 5.000%, due 01/01/21	2,380,000	2,777,412
Series D, 5.000%, due 01/01/23	5,000,000	5,842,600
		8,620,012
Ohio: 1.83%
State of Ohio, Higher Education, GO Bonds, Series A, 5.000%, due 05/01/28	3,295,000	3,878,347
Pennsylvania: 0.82%
Philadelphia Water & Wastewater Revenue Bonds, Series A, 5.000%, due 01/01/20	1,500,000	1,741,785
South Carolina: 5.49%
Piedmont Municipal Power Agency Revenue Bonds, Series A-4, 5.000%, due 01/01/20	5,000,000	5,782,500

SMA Relationship Trust—Series M

Portfolio of investments

December 31, 2014

	Face amount	Value
Long-term municipal bonds—(Concluded)
South Carolina—(Concluded)
South Carolina Public Service Authority Santee Cooper Revenue Bonds, Series C, 5.000%, due 12/01/31	$5,000,000	$5,866,200
		11,648,700
Texas: 7.72%
North Texas Tollway Authority System Revenue Bonds, Series A, 5.000%, due 01/01/21	4,000,000	4,680,240
San Antonio Electric & Gas Revenue Bonds, 5.000%, due 02/01/22	5,000,000	6,029,900
Tarrant County Cultural Educational Methodist Hospitals of Dallas Revenue Bonds, 5.000%, due 10/01/21	2,370,000	2,815,133
Texas State Transportation Commission Mobility Fund, GO Bonds, 5.000%, due 10/01/19	2,430,000	2,845,822
		16,371,095
Virginia: 2.81%
Virginia College Building Authority, 21st Century College & Equipment Revenue Bonds, Series A, 5.000%, due 02/01/21	5,000,000	5,957,300
	Face amount	Value
Washington: 4.34%
State of Washington, GO Bonds, Series D, 5.000%, due 02/01/34	$6,425,000	$7,545,970
Washington State Health Care Facilities Authority Revenue Bonds, Series A, 5.000%, due 10/01/25	1,435,000	1,671,172
		9,217,142
Total long-term municipal bonds (cost $205,371,441)		212,758,131
	Shares
Short-term investment: 0.63%
Investment company: 0.63%
UBS Cash Management Prime Relationship Fund[2] (cost $1,343,804)	1,343,804	1,343,804
Total investments: 100.91% (cost $206,715,245)		214,101,935
Liabilities, in excess of cash and other assets: (0.91%)		(1,929,391)
Net assets: 100.00%		$212,172,544

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $206,715,245; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$7,529,597
Gross unrealized depreciation	(142,907)
Net unrealized appreciation of investments	$7,386,690

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 59. Portfolio footnotes begin on page 32.

Futures contracts

	Expiration date	Proceeds	Value	Unrealized depreciation
US Treasury futures sell contracts:
US Long Bond, 110 contracts (USD)	March 2015	$(15,505,937)	$(15,901,875)	$(395,938)

SMA Relationship Trust—Series M

Portfolio of investments

December 31, 2014

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Long-term municipal bonds	$—	$212,758,131	$—	$212,758,131
Short-term investment	—	1,343,804	—	1,343,804
Total	$—	$214,101,935	$—	$214,101,935
Liabilities
Futures contracts	$(395,938)	$—	$—	$(395,938)

At December 31, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2014 and changes periodically.

2  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/13	Purchases during the year ended 12/31/14	Sales during the year ended 12/31/14	Value 12/31/14	Net income earned from affiliate for the year ended 12/31/14
UBS Cash Management Prime Relationship Fund	$362,329	$135,194,701	$134,213,226	$1,343,804	$3,373

See accompanying notes to financial statements.

SMA Relationship Trust—Series S

February 17, 2015

Dear shareholder,

We present you with the annual report for Series S (the "Fund"), a series of SMA Relationship Trust, for the 12 months ended December 31, 2014.

Portfolio performance

For the 12 months ended December 31, 2014, the Fund declined 0.35%. During the same period, the Fund's benchmark, the Russell 2000 Index (the "Index"), returned 4.89%.

The Fund underperformed its benchmark for the 12-month period due primarily to stock selection decisions. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 36.)

Portfolio commentary

What worked

•  Several individual stocks made a positive contribution to the Fund's relative returns during the 12 months.

  – Shares of Einstein Noah Restaurant Group were up sharply during the period. The "fast casual" restaurant chain was acquired by a private equity firm in 2014 for a significant premium to its stock price. Einstein Noah also benefited from the superior supply-demand balance of fast casual restaurants relative to other restaurant categories. The position was closed in November 2014, when the company was taken private.

  – The Fund took advantage of weak short-term results to initiate a position in GNC Holdings. The retailer of vitamins and supplements performed well due in part to its high return on capital. We believe demographic trends will support long-term demand for GNC's products.

  – Susser Holdings, a convenience store chain based primarily in Texas, made a positive contribution to relative returns. The company boasts strong sales, with locations in growing markets. Susser was acquired by a strategic buyer during the 12-month period.

  – Shares of shale energy company Kodiak Oil & Gas performed strongly due to its purchase by a direct competitor during 2014. The position was closed in October 2014 to reduce the Fund's exposure to the energy sector.

  – The Fund's position in Central Garden and Pet contributed positively to relative returns for the 12 months. The company is a wholesaler of branded garden and pet supplies. When a private equity buyer made an offer for Central Garden in 2014, the Fund sold its shares at the offering price, but the deal failed to materialize.

  – Vail Resorts, an operator of ski resorts in North America, was additive for performance over the reporting period. The Fund's managers view the company as a long-term core holding based on Vail's strength as an operator. Vail's shares outperformed when the company prevailed in litigation which gave it ownership of significant acreage in Utah.

SMA Relationship Trust—
Series S

Investment objective:

Maximize total return,
consisting of capital appreciation and current income, while controlling risk

Portfolio manager:

Wilfred Talbot
Manulife Asset
Management (US) LLC

Commencement:

May 2, 2011

Dividend payments:

Annually

SMA Relationship Trust—Series S

What didn't work

•  Certain stock selection decisions detracted from the Fund's relative performance during the reporting period.

  – The stock price of Beacon Roofing underperformed during the 12 months. The company, which distributes roofing supplies, reported revenues and margins that were below expectations. The disappointing results were due to a lack of severe storms, as well as sluggish turnover in new and existing housing.

  – Chart Industries makes capital equipment for the oil and gas industry. The stock detracted from the Fund's relative returns in 2014, as delays in liquid natural gas orders from China led to reductions in revenues and earnings. The sharp drop in the price of oil put further pressure on Chart's share price. The position was closed in December 2014 to reduce the Fund's exposure to the energy sector.

  – The Fund's position in MasTec negatively contributed during the period. The company is a contractor that performs tasks such as trenching. Delays in wireless spending by AT&T caused MasTec's earnings to fall short of expectations. Shares traded down on fears that the falling price of oil would impact growth rates for the company's oil and gas pipeline business. The position was closed in December 2014 to reduce the Fund's exposure to the energy sector.

  – Dawson Geophysical, a provider of onshore seismic services to energy companies, was hurt by the rapid drop in oil prices, as were most energy-related companies. The Fund's position in Dawson Geophysical detracted from returns. The position was closed in December 2014 to reduce the Fund's exposure to the energy sector.

  – Movado Group had positive sales growth during the period but lagged industry expectations. The underperformance from the Swiss watch manufacturer relative to its peers contributed negatively. Movado cited lower inventory levels relative to other retailers for the slow sales.

•  The Fund's underweight positions in utilities and REITs negatively affected performance.

  – Though our research indicated these sectors were overvalued, they continued to perform strongly in 2014. An underweight to energy companies made a positive contribution to Fund returns, but this was offset by positions in industrial companies with energy exposure.

SMA Relationship Trust—Series S

We thank you for your continued support, and welcome any comments or questions you may have.

Mark E. Carver President SMA Relationship Trust—Series S Managing Director UBS Global Asset Management (Americas) Inc.	Wilfred Talbot Senior Portfolio Manager SMA Relationship Trust—Series S Senior Managing Director Manulife Asset Management (US) LLC

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series S

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/14	1 year	Since inception[1]
SMA Relationship Trust—Series S	(0.35)%	9.44%
Russell 2000 Index[2]	4.89	11.36

1  Since inception returns are calculated as of the performance inception date, May 2, 2011, of SMA Relationship Trust—Series S.

2  The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series S

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series S versus the Russell 2000 Index from May 2, 2011, which is the Fund inception date, through December 31, 2014.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series S

Top ten equity holdings (unaudited)

As of December 31, 2014

Percentage of net assets
Bio-Rad Laboratories, Inc., Class A	2.9%
BBCN Bancorp, Inc.	2.7
AO Smith Corp.	2.5
CLARCOR, Inc.	2.5
Vail Resorts, Inc.	2.5
Watsco, Inc.	2.4
Greatbatch, Inc.	2.4
Banner Corp.	2.3
Cytec Industries, Inc.	2.3
GNC Holdings, Inc., Class A	2.3
Total	24.8%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2014

Common stocks
Aerospace & defense	1.18%
Air freight & logistics	0.96
Auto components	2.58
Automobiles	0.89
Banks	8.87
Beverages	0.62
Biotechnology	1.52
Building products	2.51
Capital markets	3.39
Chemicals	3.93
Communications equipment	2.07
Electric utilities	1.91
Electrical equipment	1.21
Electronic equipment, instruments & components	0.94
Energy equipment & services	2.54
Food & staples retailing	0.65
Food products	1.44
Health care equipment & supplies	9.18
Health care providers & services	1.08
Hotels, restaurants & leisure	5.84
Household products	0.39
Internet & catalog retail	1.29
Internet software & services	2.71
Life sciences tools & services	2.93
Machinery	4.91
Media	5.45
Personal products	1.31
Real estate investment trust (REIT)	4.83
Semiconductors & semiconductor equipment	0.74
Software	6.81
Specialty retail	4.19
Textiles, apparel & luxury goods	2.16
Thrifts & mortgage finance	2.25
Trading companies & distributors	4.03
Total common stocks	97.31%
Short-term investment	3.21
Total investments	100.52%
Liabilities, in excess of cash and other assets	(0.52)
Net assets	100.00%

SMA Relationship Trust—Series S

Portfolio of investments

December 31, 2014

	Shares	Value
Common stocks: 97.31%
Aerospace & defense: 1.18%
Esterline Technologies Corp.*	6,342	$695,591
Air freight & logistics: 0.96%
Hub Group, Inc., Class A*	14,787	563,089
Auto components: 2.58%
Gentherm, Inc.*	17,138	627,593
Tenneco, Inc.*	15,683	887,815
		1,515,408
Automobiles: 0.89%
Winnebago Industries, Inc.	24,053	523,393
Banks: 8.87%
Access National Corp.	10,510	177,934
Banner Corp.	31,400	1,350,828
BBCN Bancorp, Inc.	111,385	1,601,716
ConnectOne Bancorp, Inc.	44,738	850,022
Prosperity Bancshares, Inc.	10,729	593,958
Texas Capital Bancshares, Inc.*	11,729	637,237
		5,211,695
Beverages: 0.62%
Craft Brew Alliance, Inc.*	27,056	360,927
Biotechnology: 1.52%
Emergent Biosolutions, Inc.*	32,733	891,320
Building products: 2.51%
AO Smith Corp.	26,122	1,473,542
Capital markets: 3.39%
Evercore Partners, Inc., Class A	15,274	799,899
Golub Capital BDC, Inc.	36,978	663,015
PennantPark Investment Corp.	55,354	527,524
		1,990,438
Chemicals: 3.93%
Cytec Industries, Inc.	28,881	1,333,436
HB Fuller Co.	21,938	976,899
		2,310,335
Communications equipment: 2.07%
Aruba Networks, Inc.*	29,880	543,218
NETGEAR, Inc.*	18,972	675,024
		1,218,242
Electric utilities: 1.91%
Portland General Electric Co.	19,812	749,488
Unitil Corp.	10,109	370,697
		1,120,185
	Shares	Value
Electrical equipment: 1.21%
AZZ, Inc.	15,156	$711,119
Electronic equipment, instruments & components: 0.94%
InvenSense, Inc.*	33,935	551,783
Energy equipment & services: 2.54%
Bristow Group, Inc.	11,477	755,072
Forum Energy Technologies, Inc.*	35,540	736,744
		1,491,816
Food & staples retailing: 0.65%
G Willi-Food International Ltd.*	54,700	379,071
Food products: 1.44%
Amira Nature Foods Ltd.*	58,785	843,565
Health care equipment & supplies: 9.18%
Cooper Cos., Inc.	7,258	1,176,449
Derma Sciences, Inc.*	103,507	963,650
Exactech, Inc.*	28,247	665,782
Greatbatch, Inc.*	27,943	1,377,590
Integra LifeSciences Holdings Corp.*	8,938	484,708
Lumenis Ltd., Class B*	77,170	720,768
		5,388,947
Health care providers & services: 1.08%
Patterson Cos., Inc.	13,206	635,209
Hotels, restaurants & leisure: 5.84%
Chuy's Holdings, Inc.*	38,291	753,184
Del Frisco's Restaurant Group, Inc.*	25,692	609,928
Life Time Fitness, Inc.*	11,003	622,990
Vail Resorts, Inc.	15,866	1,445,868
		3,431,970
Household products: 0.39%
Central Garden and Pet Co.*	26,285	230,782
Internet & catalog retail: 1.29%
HomeAway, Inc.*	25,429	757,276
Internet software & services: 2.71%
Angie's List, Inc.*	87,935	547,835
Borderfree, Inc.*	42,686	382,467
LogMeIn, Inc.*	13,356	658,985
		1,589,287
Life sciences tools & services: 2.93%
Bio-Rad Laboratories, Inc., Class A*	14,284	1,722,079

SMA Relationship Trust—Series S

Portfolio of investments

December 31, 2014

	Shares	Value
Common stocks—(Concluded)
Machinery: 4.91%
CLARCOR, Inc.	21,753	$1,449,620
Hillenbrand, Inc.	18,662	643,839
Luxfer Holdings PLC ADR	53,024	791,648
		2,885,107
Media: 5.45%
AMC Entertainment Holdings, Inc., Class A	47,188	1,235,382
Cinemark Holdings, Inc.	36,472	1,297,673
Martha Stewart Living Omnimedia, Inc., Class A*	155,080	668,395
		3,201,450
Personal products: 1.31%
Inter Parfums, Inc.	28,111	771,647
Real estate investment trust (REIT): 4.83%
EPR Properties	13,589	783,134
Hudson Pacific Properties, Inc.	33,193	997,782
LaSalle Hotel Properties	26,083	1,055,579
		2,836,495
Semiconductors & semiconductor equipment: 0.74%
ON Semiconductor Corp.*	43,079	436,390
Software: 6.81%
Cadence Design Systems, Inc.*	35,678	676,812
FleetMatics Group PLC*	22,251	789,688
Infoblox, Inc.*	22,037	445,368
Monotype Imaging Holdings, Inc.	4,715	135,933
NICE Systems Ltd. ADR	19,570	991,221
SS&C Technologies Holdings, Inc.	16,368	957,364
		3,996,386
	Shares	Value
Specialty retail: 4.19%
Finish Line, Inc., Class A	21,361	$519,286
Francesca's Holdings Corp.*	36,577	610,836
GNC Holdings, Inc., Class A	28,326	1,330,189
		2,460,311
Textiles, apparel & luxury goods: 2.16%
Crocs, Inc.*	47,768	596,622
Movado Group, Inc.	23,693	672,171
		1,268,793
Thrifts & mortgage finance: 2.25%
Brookline Bancorp, Inc.	66,834	670,345
EverBank Financial Corp.	34,121	650,346
		1,320,691
Trading companies & distributors: 4.03%
Beacon Roofing Supply, Inc.*	33,418	929,020
Watsco, Inc.	13,414	1,435,298
		2,364,318
Total common stocks (cost $50,046,478)		57,148,657
Short-term investment: 3.21%
Investment company: 3.21%
UBS Cash Management Prime Relationship Fund[1] (cost $1,887,768)	1,887,768	1,887,768
Total investments: 100.52% (cost $51,934,246)		59,036,425
Liabilities, in excess of cash and other assets: (0.52%)		(303,450)
Net assets: 100.00%		$58,732,975

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $52,363,111; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$8,545,147
Gross unrealized depreciation	(1,871,833)
Net unrealized appreciation of investments	$6,673,314

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 59. Portfolio footnotes begin on page 41.

SMA Relationship Trust—Series S

Portfolio of investments

December 31, 2014

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$57,148,657	$—	$—	$57,148,657
Short-term investment	—	1,887,768	—	1,887,768
Total	$57,148,657	$1,887,768	$—	$59,036,425

At December 31, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/13	Purchases during the year ended 12/31/14	Sales during the year ended 12/31/14	Value 12/31/14	Net income earned from affiliate for the year ended 12/31/14
UBS Cash Management Prime Relationship Fund	$—	$27,538,667	$25,650,899	$1,887,768	$1,774

See accompanying notes to financial statements.

SMA Relationship Trust—Series T

February 17, 2015

Dear shareholder,

We present you with the annual report for Series T (the "Fund"), a series of SMA Relationship Trust, for the 12 months ended December 31, 2014.

Portfolio performance

For the 12-month period, the Fund returned 7.47%. For comparison purposes, the Barclays US Credit Index and the Barclays US Mortgage-Backed Securities Index, returned 7.53% and 6.08%, respectively. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 45.)

The Fund used derivatives during the review period. Certain interest rate derivatives were used to facilitate specific duration and yield curve strategies, while credit derivatives, like credit default swaps and options on credit default swaps, were used to implement specific credit-related investment strategies. Throughout the reporting period, the Fund engaged in foreign currency forwards to implement its active currency positions. Derivatives play a role in the overall portfolio construction process, but they are just one of the tools we use to manage the Fund's overall risk exposure and to implement the aforementioned strategies.

Market commentary

The Commerce Department reported that first quarter 2014 gross domestic product ("GDP") contracted at a 2.1% seasonally-adjusted annualized rate during the first quarter of 2014. This was the first negative reading since the first quarter of 2011, and the downturn was partially attributed to severe winter weather in parts of the country. However, this proved to be a temporary setback for the economy, as GDP growth was 4.6% during the second quarter. Growth then accelerated to 5.0% during the third quarter, the highest rate since the third quarter of 2003. The Commerce Department's initial estimate for fourth quarter GDP growth was 2.6%.1

The US Federal Reserve Board (the "Fed") largely maintained its accommodative monetary policy during the reporting period. The central bank continued to hold the federal funds rate at a historically low range between 0% and 0.25%. The federal funds rate or the "fed funds rate," is the rate banks charge one another for funds they borrow on an overnight basis. However, in December 2013, prior to the beginning of the reporting period, the Fed announced that it would begin paring back its monthly asset purchases, stating "Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a [reduced] pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a [reduced] pace of $40 billion per month rather than $45 billion per month." At its meetings in January, March, April, June, July and September 2014, the Fed said it would further taper its asset purchases, in each case paring its total purchases a total of $10 billion per month. Then, at the Fed's meeting in October, it said it had concluded its asset purchase program. Finally, at its meeting that concluded on December 17, 2014, the Fed said "Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy."

SMA Relationship Trust—
Series T

Investment objective:

Maximize total return,
consisting of income and
capital appreciation

Portfolio managers:

Scott Dolan, John
Dugenske, Craig Ellinger
and Brian Fehrenbach
UBS Global Asset Management (Americas) Inc.

Commencement:

October 9, 2003

Dividend payments:

Monthly

1  Based on the Commerce Department's initial estimate announced on January 30, 2015, after the reporting period had ended.

SMA Relationship Trust—Series T

Turning to the bond market, at the beginning of the reporting period, there were expectations that the economy would continue to expand and that Treasury yields would move higher. As discussed, while the economy showed weakness in the first quarter of 2014, it quickly recovered and expanded at a solid pace. However, concerns about global growth, sharply falling oil prices and geopolitical concerns triggered several flights to quality. All told, the yield on the 10-year Treasury fell from 3.04% to 2.17% during the reporting period as bond prices rose. Against this backdrop, the overall US bond market, as measured by the Barclays U.S. Aggregate Index, gained 5.97%.

Portfolio commentary

What worked

•  Sector allocation decisions had a positive impact on the Fund's relative returns during the 12-month reporting period.

  – We favored spread sector exposure in securitized bonds, as well as select investment grade and high yield corporate bonds. While the vast majority of spread tightening has occurred, in our view, we expected the additional yield provided in these market segments to produce superior returns versus lower-yielding developed market sovereign debt.

  – We continued to expect that improving US growth and accommodative monetary policy in developed markets would be supportive of higher-yielding securities.

•  The Fund's currency positioning contributed to results during the reporting period.

  – The largest benefit came from the Fund's short positions in the euro and the New Zealand dollar. Both currencies weakened versus the US dollar during the reporting period.

What didn't work

•  Duration positioning detracted from performance. We tactically adjusted the Fund's duration over the reporting period with a bias toward being defensive. This detracted from performance, as US interest rates generally declined over the reporting period due to concerns surrounding global growth, deflation and geopolitics.

Outlook

While economic momentum in the US continues to build, interest rate markets appear to be re-pricing global growth projections. Moreover, global demand for high-quality fixed income assets continues to prove a powerful force. For now, we remain neutral but presume 2015 will offer opportunities to be more active in interest rate positioning. Moreover, the fallout in energy-related sectors and economies is creating interesting investment opportunities.

SMA Relationship Trust—Series T

We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series T Managing Director UBS Global Asset Management (Americas) Inc.	John Dugenske, CFA Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Global Asset Management (Americas) Inc.

Scott Dolan Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Global Asset Management (Americas) Inc.	Craig Ellinger, CFA Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Global Asset Management (Americas) Inc.

Brian Fehrenbach, CFA Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/14	1 year	5 years	10 years
SMA Relationship Trust—Series T	7.47%	6.60%	(1.47)%
Barclays US Credit Index[1]	7.53	6.25	5.46
Barclays US Mortgage-Backed Securities Index[2]	6.08	3.73	4.75

1  The Barclays US Credit Index is an unmanaged sub-index of the Barclays US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed pass-through securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series T versus the Barclays US Credit Index and the Barclays US Mortgage-Backed Securities Index over 10 years through December 31, 2014.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Top ten long-term fixed income holdings (unaudited)1

As of December 31, 2014

Percentage of net assets
Federal National Mortgage Association Pools, 3.000%, TBA	5.0%
US Treasury Note, 1.500%, due 11/30/19	5.0
Federal National Mortgage Association Pools, 3.500%, TBA	4.8
Federal National Mortgage Association Pools, 5.500%, TBA	2.3
Federal National Mortgage Association Pools, 4.000%, TBA	2.3
Federal Home Loan Mortgage Corp. Gold Pools, 3.500%, TBA	2.3
Federal Home Loan Mortgage Corp. Gold Pools, 4.000%, TBA	2.2
Federal National Mortgage Association Pools, 4.500%, TBA	2.0
US Treasury Bonds, 3.125%, due 08/15/44	2.0
Government National Mortgage Association Pools, 3.500%, TBA	1.9
Total	29.8%

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2014

Bonds
Corporate bonds
Air freight & logistics	0.17%
Automobiles	0.49
Banks	5.74
Beverages	0.42
Biotechnology	0.32
Capital markets	1.78
Chemicals	0.70
Commercial services & supplies	0.29
Communications equipment	0.47
Consumer finance	0.65
Diversified financial services	0.20
Diversified telecommunication services	1.02
Electric utilities	0.76
Electronic equipment, instruments & components	0.24
Energy equipment & services	0.25
Food & staples retailing	0.25
Food products	0.51
Gas utilities	0.19
Health care providers & services	0.06
Hotels, restaurants & leisure	0.63
Independent power and renewable electricity producers	0.05
Insurance	2.25
Internet & catalog retail	0.21
IT services	0.38
Machinery	0.28
Media	1.98
Metals & mining	1.79
Multi-utilities	0.44
Oil, gas & consumable fuels	4.81
Pharmaceuticals	0.60
Real estate investment trust (REIT)	1.05
Road & rail	1.16
Semiconductors & semiconductor equipment	0.13
Technology hardware, storage & peripherals	0.18
Tobacco	0.56
Trading companies & distributors	0.21
Wireless telecommunication services	0.48
Total corporate bonds	31.70%
Asset-backed securities	3.01
Commercial mortgage-backed securities	9.54
Mortgage & agency debt securities	36.42
Municipal bonds	2.04
US government obligations	8.44
Non-US government obligations	2.89
Total bonds	94.04%
Investment company
UBS High Yield Relationship Fund	2.16
Short-term investment	30.71
Options purchased	0.16
Total investments	127.07%
Liabilities, in excess of cash and other assets	(27.07)
Net assets	100.00%

1  Figures represent the direct investments of SMA Relationship Trust—Series T. Figures might be different if a breakdown of the underlying investment companies was included.

SMA Relationship Trust—Series T

Portfolio of investments

December 31, 2014

	Face amount	Value
Bonds: 94.04%
Corporate bonds: 31.70%
Brazil: 1.74%
Caixa Economica Federal, 2.375%, due 11/06/17[1]	$675,000	$634,500
Petrobras Global Finance BV, 3.250%, due 03/17/17	450,000	419,715
Petrobras International Finance Co. SA, 5.375%, due 01/27/21	445,000	411,402
Vale Overseas Ltd., 4.375%, due 01/11/22	375,000	357,638
6.875%, due 11/21/36	85,000	89,606
Total Brazil corporate bonds		1,912,861
Canada: 0.54%
Barrick Gold Corp., 3.850%, due 04/01/22	460,000	442,678
Teck Resources Ltd., 6.250%, due 07/15/41	160,000	147,497
Total Canada corporate bonds		590,175
Cayman Islands: 0.28%
Seagate HDD Cayman, 5.750%, due 12/01/34[1]	190,000	200,380
XLIT Ltd., 6.375%, due 11/15/24	90,000	107,075
Total Cayman Islands corporate bonds		307,455
China: 0.45%
Sinopec Group Overseas Development 2013 Ltd., 2.500%, due 10/17/18[1]	500,000	499,162
France: 0.19%
Total Capital International SA, 3.750%, due 04/10/24	200,000	207,224
Indonesia: 0.19%
Pertamina Persero PT, 6.450%, due 05/30/44[1]	200,000	207,000
Israel: 0.50%
Teva Pharmaceutical Finance Co. BV, 2.400%, due 11/10/16	240,000	244,867
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21	295,000	302,292
Total Israel corporate bonds		547,159
Luxembourg: 0.04%
Pacific Drilling SA, 5.375%, due 06/01/20[1]	50,000	40,750
	Face amount	Value
Mexico: 1.01%
America Movil SAB de CV, 3.125%, due 07/16/22	$530,000	$522,919
Fermaca Enterprises S de RL de CV, 6.375%, due 03/30/38[1]	200,000	203,500
Petroleos Mexicanos, 4.875%, due 01/24/22	370,000	386,650
Total Mexico corporate bonds		1,113,069
Netherlands: 0.21%
LYB International Finance BV, 4.875%, due 03/15/44	220,000	226,328
Spain: 0.64%
Santander US Debt SA Unipersonal, 3.724%, due 01/20/15[1]	400,000	400,587
Telefonica Emisiones SAU, 3.192%, due 04/27/18	300,000	308,502
Total Spain corporate bonds		709,089
United Kingdom: 2.06%
Barclays Bank PLC, 5.140%, due 10/14/20	610,000	656,048
HSBC Holdings PLC, 6.500%, due 09/15/37	380,000	488,257
Imperial Tobacco Finance PLC, 3.500%, due 02/11/23[1]	360,000	353,714
Lloyds Bank PLC, 6.500%, due 09/14/20[1]	660,000	764,756
Total United Kingdom corporate bonds		2,262,775
United States: 23.85%
21st Century Fox America, Inc., 6.200%, due 12/15/34	95,000	121,305
ADT Corp., 3.500%, due 07/15/22	370,000	315,425
Ally Financial, Inc., 8.000%, due 03/15/20	49,000	57,820
Altria Group, Inc., 5.375%, due 01/31/44	140,000	159,365
9.950%, due 11/10/38	57,000	97,507
American International Group, Inc., 4.500%, due 07/16/44	220,000	232,432
Anadarko Petroleum Corp., 5.950%, due 09/15/16	440,000	470,527
Anheuser-Busch InBev Worldwide, Inc., 2.500%, due 07/15/22	180,000	174,939
8.200%, due 01/15/39	185,000	285,606
AT&T, Inc., 4.300%, due 12/15/42	3,000	2,852

SMA Relationship Trust—Series T

Portfolio of investments

December 31, 2014

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Bank of America Corp., 4.200%, due 08/26/24	$380,000	$387,115
5.625%, due 07/01/20	195,000	222,025
6.110%, due 01/29/37	400,000	472,302
Boston Properties LP, REIT, 3.800%, due 02/01/24	340,000	349,407
Burlington Northern Santa Fe LLC, 5.150%, due 09/01/43	360,000	415,123
Case New Holland Industrial, Inc., 7.875%, due 12/01/17	275,000	302,500
Celgene Corp., 4.000%, due 08/15/23	330,000	347,335
CF Industries, Inc., 3.450%, due 06/01/23	560,000	547,425
CIT Group, Inc., 5.500%, due 02/15/19[1]	200,000	211,000
Citigroup, Inc., 5.500%, due 09/13/25	1,100,000	1,217,155
Comcast Corp., 6.300%, due 11/15/17	280,000	317,116
6.950%, due 08/15/37	125,000	176,112
Continental Resources, Inc., 4.900%, due 06/01/44	270,000	233,998
DIRECTV Holdings LLC, 6.000%, due 08/15/40	315,000	353,046
DISH DBS Corp., 7.875%, due 09/01/19	240,000	272,400
DPL, Inc., 7.250%, due 10/15/21	210,000	214,200
El Paso Pipeline Partners Operating Co., LLC, 5.000%, due 10/01/21	260,000	273,450
Energy Transfer Partners LP, 7.500%, due 07/01/38	60,000	74,468
9.000%, due 04/15/19	310,000	380,472
ERAC USA Finance LLC, 2.800%, due 11/01/18[1]	270,000	275,789
ERP Operating LP, REIT, 4.750%, due 07/15/20	75,000	82,397
FedEx Corp., 3.875%, due 08/01/42	190,000	183,110
FirstEnergy Transmission LLC, 5.450%, due 07/15/44[1]	180,000	194,016
Flextronics International Ltd., 5.000%, due 02/15/23	260,000	262,732
Ford Motor Co., 7.450%, due 07/16/31	400,000	543,038
Ford Motor Credit Co. LLC, 8.125%, due 01/15/20	360,000	445,917
	Face amount	Value
Frontier Communications Corp., 8.500%, due 04/15/20	$200,000	$223,000
General Electric Capital Corp., Series A, 6.750%, due 03/15/32	160,000	218,541
Glencore Funding LLC, 2.500%, due 01/15/19[1]	460,000	452,951
Goldman Sachs Group, Inc., 5.750%, due 01/24/22	520,000	601,529
6.150%, due 04/01/18	440,000	493,865
Hartford Financial Services Group, Inc., 5.950%, due 10/15/36	400,000	491,673
Host Hotels & Resorts LP, REIT, Series D, 3.750%, due 10/15/23	520,000	518,673
International Lease Finance Corp., 7.125%, due 09/01/18[1]	210,000	235,200
JPMorgan Chase & Co., 3.875%, due 09/10/24	360,000	360,306
Kinder Morgan Energy Partners LP, 3.950%, due 09/01/22	615,000	609,810
6.500%, due 09/01/39	175,000	194,756
Kinder Morgan, Inc., 5.550%, due 06/01/45	220,000	225,330
Kroger Co., 3.850%, due 08/01/23	260,000	269,588
Lincoln National Corp., 7.000%, due 06/15/40	270,000	374,444
Markel Corp., 3.625%, due 03/30/23	180,000	181,028
Maxim Integrated Products, Inc., 3.375%, due 03/15/23	145,000	142,876
Mondelez International, Inc., 4.000%, due 02/01/24	340,000	355,731
Morgan Stanley, 3.750%, due 02/25/23	270,000	276,972
4.875%, due 11/01/22	410,000	435,452
Motorola Solutions, Inc., 3.500%, due 03/01/23	520,000	511,862
Mylan, Inc., 2.550%, due 03/28/19	110,000	109,578
Navient Corp., 8.000%, due 03/25/20	10,000	11,075
Northern Trust Corp., 3.950%, due 10/30/25	145,000	150,910
NRG Energy, Inc., 8.250%, due 09/01/20	50,000	53,375
PNC Preferred Funding Trust I, 1.891%, due 03/15/17[1,2,3]	300,000	282,000
PPL Capital Funding, Inc., 3.950%, due 03/15/24	120,000	124,938
Principal Financial Group, Inc., 8.875%, due 05/15/19	330,000	415,208

SMA Relationship Trust—Series T

Portfolio of investments

December 31, 2014

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Prudential Financial, Inc., 5.200%, due 03/15/44[2]	$410,000	$405,900
6.625%, due 12/01/37	200,000	263,955
QVC, Inc., 4.450%, due 02/15/25	240,000	234,567
Regions Financial Corp., 2.000%, due 05/15/18	220,000	217,842
Ryder System, Inc., 2.350%, due 02/26/19	310,000	307,861
2.550%, due 06/01/19	280,000	280,385
Sempra Energy, 4.050%, due 12/01/23	220,000	232,741
9.800%, due 02/15/19	195,000	250,399
Southern Copper Corp., 3.500%, due 11/08/22	350,000	331,928
Southwestern Electric Power Co., 3.550%, due 02/15/22	290,000	297,444
Sprint Corp., 7.250%, due 09/15/21	10,000	9,913
Starwood Hotels & Resorts Worldwide, Inc., 4.500%, due 10/01/34	220,000	224,382
Synchrony Financial, 4.250%, due 08/15/24	190,000	194,965
TCI Communications, Inc., 7.875%, due 02/15/26	104,000	145,060
Tenet Healthcare Corp., 6.000%, due 10/01/20	60,000	64,430
Time Warner Cable, Inc., 6.550%, due 05/01/37	180,000	231,748
Time Warner Entertainment Co. LP, 8.375%, due 03/15/23	450,000	605,648
Time Warner, Inc., 6.100%, due 07/15/40	85,000	103,515
Transocean, Inc., 3.800%, due 10/15/22	290,000	234,994
Tyson Foods, Inc., 4.875%, due 08/15/34	190,000	208,424
Valero Energy Corp., 6.625%, due 06/15/37	210,000	247,938
Ventas Realty LP, REIT, 2.700%, due 04/01/20	210,000	207,804
Verizon Communications, Inc., 1.991%, due 09/14/18[2]	170,000	176,844
6.400%, due 09/15/33	330,000	406,488
Williams Cos., Inc., 3.700%, due 01/15/23	240,000	215,541
Williams Partners LP, 4.300%, due 03/04/24	230,000	229,577
	Face amount	Value
Wyndham Worldwide Corp., 5.625%, due 03/01/21	$420,000	$469,643
Xerox Corp., 3.800%, due 05/15/24	430,000	421,718
Total United States corporate bonds		26,213,751
Total corporate bonds (cost $34,495,789)		34,836,798
Asset-backed securities: 3.01%
United States: 3.01%
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class D, 2.540%, due 06/08/20	400,000	395,229
Capital Auto Receivables Asset Trust, Series 2013-3, Class B, 2.320%, due 07/20/18	550,000	558,111
Series 2014-1, Class C, 2.840%, due 04/22/19	600,000	608,793
Ford Credit Auto Owner Trust, Series 2014-A, Class C, 1.900%, due 09/15/19	525,000	526,510
Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.360%, due 04/15/20	595,000	598,334
Series 2014-2, Class D, 2.760%, due 02/18/20	625,000	623,204
Total asset-backed securities (cost $3,311,892)		3,310,181
Commercial mortgage-backed securities: 9.54%
United States: 9.54%
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class D, 3.211%, due 08/15/26[1,2]	425,000	424,742
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, 3.150%, due 12/15/27[1,2]	250,000	250,000
CG-CCRE Commercial Mortgage Trust, Series 2014-FL1, Class C, 1.911%, due 06/15/31[1,2]	425,000	422,723
Commercial Mortgage Loan Trust, Series 2013-LC13, Class C, 5.048%, due 08/10/46[1,2]	800,000	872,939
Series 2014-CR19, Class C, 4.721%, due 08/10/47[2]	700,000	732,930
Series 2014-LC15, Class C, 4.944%, due 04/10/47[2]	550,000	585,747

SMA Relationship Trust—Series T

Portfolio of investments

December 31, 2014

	Face amount	Value
Bonds—(Continued)
Commercial mortgage-backed securities—(Concluded)
United States—(Concluded)
Commercial Mortgage Pass Through Certificates, Series 2013-GAM, Class B, 3.417%, due 02/10/28[1,2]	$650,000	$638,684
Extended Stay America Trust, Series 2013-ESH7, Class B7, 3.604%, due 12/05/31[1]	600,000	612,911
FDIC Structured Sale Guaranteed Notes, Series 2010-C1, Class A, 2.980%, due 12/06/20[1]	438,293	450,807
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.061%, due 07/15/31[1,2]	625,000	623,956
Series 2014-GC18, Class C, 4.948%, due 01/10/47[2]	300,000	320,124
Hilton USA Trust, Series 2013-HLT, Class DFX, 4.407%, due 11/05/30[1]	275,000	281,267
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-JWRZ, Class D, 3.151%, due 04/15/30[1,2]	325,000	325,122
Series 2014-FL5, Class D, 3.661%, due 07/15/31[1,2]	650,000	653,005
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class C, 4.562%, due 09/15/47[2]	500,000	508,851
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class B, 3.769%, due 02/15/46	150,000	153,090
Series 2013-C8, Class B, 3.674%, due 12/15/48[2]	675,000	684,040
Series 2013-C10, Class C, 4.083%, due 07/15/46[2]	150,000	152,240
Series 2013-C13, Class C, 4.895%, due 11/15/46[2]	250,000	264,797
NLY Commercial Mortgage Trust, Series 2014-FL1, Class B, 1.911%, due 11/15/30[1,2]	400,000	400,948
Starwood Property Trust, Inc., REIT, 2.661%, due 11/15/27[1]	550,000	552,407
	Face amount	Value
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class AM, 5.818%, due 05/15/46[2]	$525,000	$569,110
Total commercial mortgage-backed securities (cost $10,438,172)		10,480,440
Mortgage & agency debt securities: 36.42%
United States: 36.42%
Federal Home Loan Mortgage Corp. Gold Pools[4] 3.000%, TBA	900,000	909,141
3.500%, TBA	3,250,000	3,417,301
4.000%, TBA	2,275,000	2,425,008
#A96140, 4.000%, due 01/01/41	467,458	498,890
#G04913, 5.000%, due 03/01/38	149,767	165,193
#G02922, 5.500%, due 04/01/37	145,074	163,787
#G06381, 5.500%, due 08/01/40	828,880	929,134
#C56030, 6.000%, due 03/01/31	3,509	3,966
#C55783, 6.500%, due 01/01/29	71,410	81,133
#G00194, 7.500%, due 02/01/24	68,605	76,643
#C00410, 8.000%, due 07/01/25	35,968	42,600
#C37436, 8.000%, due 01/01/30	13,450	16,692
Federal National Mortgage Association Pools[4] 3.000%, TBA	5,650,000	5,720,897
3.500%, TBA	5,050,000	5,264,231
4.000%, TBA	2,375,000	2,534,728
4.500%, TBA	2,050,000	2,221,414
5.000%, TBA	1,550,000	1,712,478
5.500%, TBA	2,275,000	2,544,801
#AK7377, 3.000%, due 03/01/27	199,225	207,611
#AP7537, 3.000%, due 09/01/27	771,601	804,102
#AB2331, 4.000%, due 02/01/41	343,194	366,708
#AE9202, 4.000%, due 09/01/41	692,251	739,680
#889657, 4.500%, due 09/01/37	420,068	459,817
#AB1475, 4.500%, due 09/01/40	682,562	741,550
#AI6578, 4.500%, due 07/01/41	998,299	1,084,911
#975213, 5.000%, due 03/01/38	41,751	46,094
#890209, 5.000%, due 05/01/40	17,679	19,564
#AD9114, 5.000%, due 07/01/40	682,045	757,264
#AJ1422, 5.000%, due 09/01/41	463,564	512,619
#244450, 5.500%, due 11/01/23	26,795	29,942
#555591, 5.500%, due 07/01/33	310,901	350,508
#901999, 6.000%, due 11/01/36	106,325	120,581
#990686, 6.000%, due 09/01/38	21,332	24,152
#675469, 7.000%, due 04/01/18	24,913	25,627
First Horizon Asset Securities, Inc., Series 2004-FL1, Class 1A1, 0.439%, due 02/25/35[2]	153,098	137,689

SMA Relationship Trust—Series T

Portfolio of investments

December 31, 2014

	Face amount	Value
Bonds—(Concluded)
Mortgage & agency debt securities—(Concluded)
United States—(Concluded)
Government National Mortgage Association Pools, 3.500%, TBA	$1,950,000	$2,046,891
4.000%, TBA	1,725,000	1,849,503
4.500%, TBA	175,000	191,208
#G2 779424, 4.000%, due 06/20/42	114,091	123,315
#AA8267, 4.000%, due 07/15/42	404,324	437,334
#G2 2687, 6.000%, due 12/20/28	16,145	18,257
#G2 508540, 6.000%, due 02/20/34	176,474	199,232
#486873, 6.500%, due 01/15/29	6,886	8,035
#338523, 8.000%, due 12/15/22	1,496	1,666
Total mortgage & agency debt securities (cost $39,656,789)		40,031,897
Municipal bonds: 2.04%
Chicago Transit Authority, Series 2008-A, 6.899%, due 12/01/40	160,000	201,594
Los Angeles Unified School District, 6.758%, due 07/01/34	350,000	487,991
State of California, GO Bonds, 7.300%, due 10/01/39	280,000	410,855
7.550%, due 04/01/39	105,000	161,851
State of Illinois, GO Bonds, 4.950%, due 06/01/23	300,000	317,493
5.877%, due 03/01/19	595,000	659,522
Total municipal bonds (cost $1,955,279)		2,239,306
US government obligations: 8.44%
Tennessee Valley Authority, 2.875%, due 09/15/24	320,000	324,090
US Treasury Bonds, 3.125%, due 08/15/44	2,025,000	2,180,038
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 07/15/24[5]	1,325,000	1,275,973
US Treasury Note, 1.500%, due 11/30/19	5,525,000	5,490,038
Total US government obligations (cost $9,181,493)		9,270,139
	Face amount		Value
Non-US government obligations: 2.89%
Brazil: 0.73%
Banco Nacional de Desenvolvimento Economico e Social, 3.375%, due 09/26/16[1]		$800,000	$802,720
Chile: 0.11%
Republic of Chile, 3.250%, due 09/14/21		120,000	124,320
Colombia: 0.21%
Republic of Colombia, 5.625%, due 02/26/44		200,000	225,000
Greece: 0.40%
Hellenic Republic, 2.000%, due 02/24/31[6,7]	EUR	700,000	440,458
Mexico: 0.53%
United Mexican States, 4.000%, due 10/02/23		$450,000	472,500
6.750%, due 09/27/34		85,000	111,563
			584,063
Peru: 0.37%
Peruvian Government International Bond, 7.350%, due 07/21/25		310,000	410,750
Philippines: 0.29%
Republic of the Philippines, 10.625%, due 03/16/25		200,000	321,000
Turkey: 0.25%
Republic of Turkey, 6.750%, due 04/03/18		240,000	268,200
Total non-US government obligations (cost $3,386,273)			3,176,511
Total bonds (cost $102,425,687)			103,345,272
	Shares
Investment company: 2.16%
UBS High Yield Relationship Fund*[8] (cost $2,340,965)		70,289	2,376,956
Short-term investment: 30.71%
Investment company: 30.71%
UBS Cash Management Prime Relationship Fund[8] (cost $33,757,734)		33,757,734	33,757,734

SMA Relationship Trust—Series T

Portfolio of investments

December 31, 2014

	Face amount covered by contracts	Value
Options purchased: 0.16%
Call options: 0.13%
Foreign Exchange Option, Buy USD/EUR, strike @ USD 0.79, expires April 2015, counterparty: MSCI	$2,720,000	$139,871
	Number of contracts
Put options: 0.03%
3 Year Euro-Dollar Midcurve, strike @ USD 97.75, expires June 2016	100	31,875
90 Day Euro-Dollar Time Deposit, strike @ USD 99.25, expires March 2015	185	1,156
		33,031
Total options purchased (cost $335,642)		172,902
Total investments: 127.07% (cost $138,860,028)		139,652,864
Liabilities, in excess of cash and other assets: (27.07%)		(29,746,467)
Net assets: 100.00%		$109,906,397

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $138,745,621; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,892,695
Gross unrealized depreciation	(985,452)
Net unrealized appreciation of investments	$907,243

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 59. Portfolio footnotes begin on page 57.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CIBC	NZD	2,285,000	USD	1,746,540	03/11/15	$(24,670)
CIBC	USD	591,748	AUD	715,000	03/11/15	(10,744)
GSI	USD	1,771,235	EUR	1,415,000	03/11/15	(57,988)
JPMCB	AUD	3,460,000	USD	2,880,637	03/11/15	69,064
JPMCB	EUR	2,355,000	USD	2,924,677	03/11/15	73,302
JPMCB	GBP	1,820,000	USD	2,851,201	03/11/15	16,008
Net unrealized appreciation on forward foreign currency contracts						$64,972

SMA Relationship Trust—Series T

Portfolio of investments

December 31, 2014

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 29 contracts (USD)	March 2015	$4,566,042	$4,790,437	$224,395
10 Year US Treasury Notes, 41 contracts (USD)	March 2015	5,180,591	5,198,672	18,081
US Treasury futures sell contracts:
US Long Bond, 3 contracts (USD)	March 2015	(423,652)	(433,687)	(10,035)
5 Year US Treasury Notes, 52 contracts (USD)	March 2015	(6,175,645)	(6,184,344)	(8,699)
10 Year US Treasury Notes, 46 contracts (USD)	March 2015	(5,802,239)	(5,832,656)	(30,417)
Net unrealized appreciation on futures contracts				$193,325

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[9]	Payments received by the Fund[9]	Upfront payments	Value	Unrealized depreciation
MLI	USD	3,400,000	08/15/39	3.219%	3 month USD LIBOR	$—	$(393,133)	$(393,133)

Credit default swaps on corporate issues—buy protection10

Counterparty	Referenced obligation[11]	Notional amount		Termination date	Payments made by the Fund[9]	Upfront payments (made)/ received	Value	Unrealized depreciation
MSCI	Deutsche Bank AG bond, 5.125%, due 08/31/17	EUR	310,000	06/20/17	1.000%	$(7,759)	$(5,369)	$(13,128)
JPMCB	Boston Scientific Corp. bond, 2.650%, due 10/01/18	USD	650,000	12/20/19	1.000	7,675	(11,669)	(3,994)
						$(84)	$(17,038)	$(17,122)

Credit default swaps on credit indices—sell protection12

Counterparty	Referenced index[11]	Notional amount		Termination date	Payments received by the Fund[9]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[13]
CSFB	CMBX.NA.BBB. Series 6 Index	USD	1,250,000	05/11/63	3.000%	$50,541	$3,828	$54,369	2.94%
MLI	CMBX.NA.BB. Series 6 Index	USD	1,300,000	05/11/63	5.000	(40,596)	5,467	(35,129)	4.92
MLI	CMBX.NA.BB. Series 6 Index	USD	1,400,000	05/11/63	5.000	(3,694)	5,888	2,194	4.92
						$6,251	$15,183	$21,434

SMA Relationship Trust—Series T

Portfolio of investments

December 31, 2014

Centrally cleared interest rate swap agreements

Notional amount		Termination date	Payments made by the Fund[9]	Payments received by the Fund[9]	Value	Unrealized appreciation/ (depreciation)
NZD	1,700,000	07/24/24	3 month BBSW	4.775%	$89,452	$89,452
NZD	1,950,000	07/24/24	3 month BBSW	4.713	94,697	94,697
NZD	1,950,000	07/24/24	3 month BBSW	4.712	94,634	94,634
USD	360,000	08/15/39	3.780%	3 month USD LIBOR	(80,071)	(80,071)
					$198,712	$198,712

Options written

	Expiration date	Premiums received	Value
Call options
3 Year Euro-Dollar Midcurve, 100 contracts, strike @ USD 98.75	June 2016	$80,900	$(68,125)
Put options
3 Year Euro-Dollar Midcurve, 100 contracts, strike @ USD 96.75	June 2016	80,900	(8,750)
90 Day Euro-Dollar Time Deposit, 185 contracts, strike @ USD 98.25	March 2015	45,990	(1,156)
Options written on credit default swaps on credit indices[14]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 23 Index and the Fund receives quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/19. European style. Counterparty: BB, Notional Amount USD 1,350,000	January 2015	14,511	(5,924)
If option exercised payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 23 Index and the Fund receives quarterly fixed rate of 5.000%. Underlying credit default swap terminating 12/20/19. European style. Counterparty: JPMCB, Notional Amount USD 1,330,000	February 2015	9,975	(11,276)
If option exercised payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 23 Index and the Fund receives quarterly fixed rate of 5.000%. Underlying credit default swap terminating 12/20/19. European style. Counterparty: JPMCB, Notional Amount USD 1,330,000	March 2015	16,226	(17,557)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 23 Index and the Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 12/20/19. European style. Counterparty: JPMCB, Notional Amount USD 1,330,000	February 2015	4,522	(2,066)

SMA Relationship Trust—Series T

Portfolio of investments

December 31, 2014

Options written (Concluded)

	Expiration date	Premiums received	Value
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 23 Index and the Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 12/20/19. European style. Counterparty: JPMCB, Notional Amount USD 1,330,000	March 2015	$4,921	$(3,501)
Total options written		$257,945	$(118,355)

Written options activity for the period ended December 31, 2014 was as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2013	385	$207,790
Options written	1,177	424,388
Options terminated in closing purchase transactions	(1,177)	(424,388)
Options expired prior to exercise	—	—
Options outstanding at December 31, 2014	385	$207,790

Written swaptions activity for the period ended December 31, 2014 was as follows:

Premiums received
Swaptions outstanding at December 31, 2013	$56,000
Swaptions written	304,839
Swaptions terminated in closing purchase transactions	(310,684)
Swaptions expired prior to exercise	—
Swaptions outstanding at December 31, 2014	$50,155

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$34,836,798	$—	$34,836,798
Asset-backed securities	—	3,310,181	—	3,310,181
Commercial mortgage-backed securities	—	10,480,440	—	10,480,440
Mortgage & agency debt securities	—	40,031,897	—	40,031,897
Municipal bonds	—	2,239,306	—	2,239,306
US government obligations	—	9,270,139	—	9,270,139
Non-US government obligations	—	3,176,511	—	3,176,511

SMA Relationship Trust—Series T

Portfolio of investments

December 31, 2014

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investment company	$—	$2,376,956	$—	$2,376,956
Short-term investment	—	33,757,734	—	33,757,734
Options purchased	33,031	139,871	—	172,902
Forward foreign currency contracts	—	158,374	—	158,374
Futures contracts	242,476	—	—	242,476
Swap agreements	—	293,966	—	293,966
Total	$275,507	$140,072,173	$—	$140,347,680
Liabilities
Forward foreign currency contracts	$—	$(93,402)	$—	$(93,402)
Futures contracts	(49,151)	—	—	(49,151)
Swap agreements	—	(490,242)	—	(490,242)
Options written	(78,031)	(40,324)	—	(118,355)
Total	$(127,182)	$(623,968)	$—	$(751,150)

At December 31, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $12,267,536 or 11.16% of net assets.

2  Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2014 and changes periodically.

3  Perpetual investment. Date shown reflects the next call date.

4  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

5  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

6  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2014, the value of this security amounted to $440,458 or 0.40% of net assets.

7  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2014. Maturity date disclosed is the ultimate maturity date.

SMA Relationship Trust—Series T

December 31, 2014

8  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 12/31/13	Purchases during the year ended 12/31/14	Sales during the year ended 12/31/14	Net realized gain during the year ended 12/31/14	Change in net unrealized depreciation during the year ended 12/31/14	Value 12/31/14	Net income earned from affiliate for the year ended 12/31/14
UBS Cash Management Prime Relationship Fund	$17,481,104	$94,221,729	$77,945,099	$—	$—	$33,757,734	$21,386
UBS High Yield Relationship Fund	5,085,291	1,950,000	4,829,999	386,629	(214,965)	2,376,956	—
	$22,566,395	$96,171,729	$82,775,098	$386,629	$(214,965)	$36,134,690	$21,386

9  Payments made or received are based on the notional amount.

10  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.

11  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

12  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the underlying securities comprising the referenced index.

13  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

14  Illiquid investment as of December 31, 2014.

See accompanying notes to financial statements.

SMA Relationship Trust

December 31, 2014

Portfolio acronyms

ADR  American Depositary Receipt

AGC-ICC  Agency Insured Custody Certificate

AMBAC  Insured by American Municipal Bond Assurance Corp.

BBSW  Bank Bill Swap Reference Rate (Australian Financial Market)

COP  Certificate of Participation

CVA  Dutch Certification—Depositary Certificate

ETF  Exchange Traded Fund

FDIC  Federal Deposit Insurance Co.

FGIC  Financial Guaranty Insurance Co.

GDR  Global Depositary Receipt

GO  General Obligation

GS  Goldman Sachs

LIBOR  London Interbank Offered Rate

REIT  Real Estate Investment Trust

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviations

BB  Barclays Bank PLC

CIBC  Canadian Imperial Bank of Commerce

CSFB  Credit Suisse First Boston

GSI  Goldman Sachs International

HSBC  HSBC Bank NA

JPMCB  JPMorgan Chase Bank

MLI  Merrill Lynch International

MSCI  Morgan Stanley & Co. International PLC

Currency abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

ILS  Israel New Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  Taiwan Dollar

USD  United States Dollar

See accompanying notes to financial statements.

SMA Relationship Trust

December 31, 2014 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds*, you may incur costs such as transactional costs (as applicable) or program fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 to December 31, 2014.

Actual expenses

The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

*  Collectively refers to SMA Relationship Trust—Series A, SMA Relationship Trust—Series G, SMA Relationship Trust—Series M, SMA Relationship Trust—Series S and SMA Relationship Trust—Series T.

SMA Relationship Trust

December 31, 2014 (unaudited)

	Beginning account value July 1, 2014	Ending account value December 31, 2014	Expenses paid during period* 07/01/14 – 12/31/14
Series A
Actual	$1,000.00	$1,030.40	$—
Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—
Series G
Actual	1,000.00	893.10	—
Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—
Series M
Actual	1,000.00	1,024.80	—
Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—
Series S
Actual	1,000.00	983.20	—
Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—
Series T
Actual	1,000.00	1,024.70	—
Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—

*  Expenses are equal to each Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period). UBS Global Asset Management (Americas) Inc., the Funds' advisor, is responsible for paying expenses it incurs in providing advisory services as well as the operating expenses of each Fund.

SMA Relationship Trust

Financial statements

Statement of assets and liabilities
December 31, 2014

	Series A	Series G	Series M
Assets:
Investments, at cost:
Unaffiliated issuers	$18,576,899	$80,568,229	$205,371,441
Affiliated issuers	22,548,061	547,566	1,343,804
Foreign currency	262,178	293,342	—
	$41,387,138	$81,409,137	$206,715,245
Investments, at value:
Unaffiliated issuers	$18,376,832	$77,184,715	$212,758,131
Affiliated issuers	24,807,151	547,566	1,343,804
Foreign currency	256,138	293,124	—
Receivables:
Investment securities sold	—	1,004,141	—
Dividends and interest	65,548	59,620	2,646,445
Fund shares sold	—	88,567	182,631
Foreign tax reclaims	12	168,750	—
Variation margin on futures contracts	—	—	—
Variation margin on centrally cleared swap agreements	—	—	—
Due from broker for futures contracts	700,843	—	364,991
Due from broker	1,390,860	—	—
Cash collateral for futures contracts	1,447,665	—	231,000
Cash collateral for swap agreements	—	—	—
Outstanding swap agreements, at value[1]	—	—	—
Unrealized appreciation on forward foreign currency contracts	374,432	213,319	—
Total assets	47,419,481	79,559,802	217,527,002
Liabilities:
Payables:
Investment securities purchased	—	—	4,618,600
Fund shares redeemed	—	576,799	339,920
Due to custodian	—	—	—
Due to broker for futures contracts	—	—	—
Variation margin on futures contracts	135,529	—	395,938
Options written, at value[2]	—	—	—
Outstanding swap agreements, at value[1]	—	—	—
Unrealized depreciation on forward foreign currency contracts	232,190	428,701	—
Total liabilities	367,719	1,005,500	5,354,458
Net assets	$47,051,762	$78,554,302	$212,172,544
Net assets consist of:
Beneficial interest	$52,730,275	$124,269,717	$212,914,503
Accumulated undistributed (distributions in excess of) net investment income	1,209,923	38,942	1,742
Accumulated net realized gain (loss)	(8,926,236)	(42,137,386)	(7,734,453)
Net unrealized appreciation (depreciation)	2,037,800	(3,616,971)	6,990,752
Net assets	$47,051,762	$78,554,302	$212,172,544
Shares outstanding	6,102,363	8,792,446	19,197,232
Net asset value, offering and redemption proceeds per share	$7.71	$8.93	$11.05

1  Net upfront payments received by Series T were $6,167.

2  Premiums received by Series T were $257,945.

	Series S	Series T
Assets:
Investments, at cost:
Unaffiliated issuers	$50,046,478	$102,761,329
Affiliated issuers	1,887,768	36,098,699
Foreign currency	—	78,935
	$51,934,246	$138,938,963
Investments, at value:
Unaffiliated issuers	$57,148,657	$103,518,174
Affiliated issuers	1,887,768	36,134,690
Foreign currency	—	78,225
Receivables:
Investment securities sold	215,233	20,312,499
Dividends and interest	65,328	623,525
Fund shares sold	14,983	385,116
Foreign tax reclaims	—	—
Variation margin on futures contracts	—	193,325
Variation margin on centrally cleared swap agreements	—	178,974
Due from broker for futures contracts	—	—
Due from broker	—	—
Cash collateral for futures contracts	—	55,959
Cash collateral for swap agreements	—	208,088
Outstanding swap agreements, at value[1]	—	15,183
Unrealized appreciation on forward foreign currency contracts	—	158,374
Total assets	59,331,969	161,862,132
Liabilities:
Payables:
Investment securities purchased	451,554	50,715,557
Fund shares redeemed	147,440	145,751
Due to custodian	—	323,412
Due to broker for futures contracts	—	149,087
Variation margin on futures contracts	—	—
Options written, at value[2]	—	118,355
Outstanding swap agreements, at value[1]	—	410,171
Unrealized depreciation on forward foreign currency contracts	—	93,402
Total liabilities	598,994	51,955,735
Net assets	$58,732,975	$109,906,397
Net assets consist of:
Beneficial interest	$49,881,120	$359,648,557
Accumulated undistributed (distributions in excess of) net investment income	(23,088)	2,233,904
Accumulated net realized gain (loss)	1,772,764	(252,952,083)
Net unrealized appreciation (depreciation)	7,102,179	976,019
Net assets	$58,732,975	$109,906,397
Shares outstanding	5,103,148	23,302,396
Net asset value, offering and redemption proceeds per share	$11.51	$4.72

SMA Relationship Trust

Financial statements

See accompanying notes to financial statements.

SMA Relationship Trust

Financial statements

Statement of operations
For the year ended December 31, 2014

	Series A	Series G	Series M
Investment income:
Dividends and other	$—	$2,109,962	$—
Interest	123,679	—	5,819,286
Affiliated income	4,027	1,200	3,373
Foreign tax withheld	—	(226,729)	—
Net investment income	127,706	1,884,433	5,822,659
Realized and unrealized gains/(losses) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	289,810	8,741,724	4,188,827
Investments in affiliated issuers	—	—	—
Futures contracts	657,361	—	(1,220,379)
Options written	201,240	—	—
Swap agreements	(33,640)	—	—
Forward foreign currency contracts	287,569	41,545	—
Foreign currency transactions	(121,460)	(170,763)	—
Net realized gain	1,280,880	8,612,506	2,968,448
Change in net unrealized appreciation/depreciation on:
Investments	899,897	(20,159,798)	6,500,282
Futures contracts	(317,207)	—	(646,802)
Options written	—	—	—
Swap agreements	(116,093)	—	—
Forward foreign currency contracts	204,991	(215,382)	—
Translation of other assets and liabilities denominated in foreign currency	(35,006)	(22,722)	—
Change in net unrealized appreciation/depreciation	636,582	(20,397,902)	5,853,480
Net realized and unrealized gain (loss) from investment activities	1,917,462	(11,785,396)	8,821,928
Net increase (decrease) in net assets resulting from operations	$2,045,168	($(9,900,963)	$14,644,587

SMA Relationship Trust

Financial statements

	Series S	Series T
Investment income:
Dividends and other	$728,312	$—
Interest	—	2,401,452
Affiliated income	1,774	21,386
Foreign tax withheld	—	(7)
Net investment income	730,086	2,422,831
Realized and unrealized gains/(losses) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	8,713,666	1,493,034
Investments in affiliated issuers	—	386,629
Futures contracts	—	470,478
Options written	—	585,973
Swap agreements	—	254,619
Forward foreign currency contracts	—	929,145
Foreign currency transactions	—	(10,360)
Net realized gain	8,713,666	4,109,518
Change in net unrealized appreciation/depreciation on:
Investments	(9,881,465)	1,605,315
Futures contracts	—	101,673
Options written	—	44,056
Swap agreements	—	(591,336)
Forward foreign currency contracts	—	(12,531)
Translation of other assets and liabilities denominated in foreign currency	—	(28,863)
Change in net unrealized appreciation/depreciation	(9,881,465)	1,118,314
Net realized and unrealized gain (loss) from investment activities	(1,167,799)	5,227,832
Net increase (decrease) in net assets resulting from operations	$(437,713)	$7,650,663

See accompanying notes to financial statements.

SMA Relationship Trust

Financial statements

Statement of changes in net assets

	Series A		Series G
	Year ended December 31, 2014	Year ended December 31, 2013	Year ended December 31, 2014	Year ended December 31, 2013
From operations:
Net investment income	$127,706	$75,352	$1,884,433	$2,147,083
Net realized gain	1,280,880	2,194,352	8,612,506	9,325,453
Change in net unrealized appreciation/depreciation	636,582	(155,426)	(20,397,902)	6,915,054
Net increase (decrease) in net assets from operations	2,045,168	2,114,278	(9,900,963)	18,387,590
Dividends and distributions to shareholders from:
Net investment income	(1,810,221)	(1,004,967)	(1,635,001)	(2,694,015)
Net realized gain	—	—	—	—
Total dividends and distributions to shareholders	(1,810,221)	(1,004,967)	(1,635,001)	(2,694,015)
From beneficial interest transactions:
Proceeds from shares sold	15,924,817	11,191,402	17,513,453	22,701,854
Cost of shares redeemed	(5,714,806)	(3,847,303)	(21,412,353)	(60,826,943)
Net increase (decrease) in net assets resulting from beneficial interest transactions	10,210,011	7,344,099	(3,898,900)	(38,125,089)
Increase (decrease) in net assets	10,444,958	8,453,410	(15,434,864)	(22,431,514)
Net assets:
Net assets, beginning of year	36,606,804	28,153,394	93,989,166	116,420,680
Net assets, end of year	$47,051,762	$36,606,804	$78,554,302	$93,989,166
Accumulated undistributed (distributions in excess of) net investment income	$1,209,923	$792,358	$38,942	$(643,532)

SMA Relationship Trust

Financial statements

	Series M		Series S
	Year ended December 31, 2014	Year ended December 31, 2013	Year ended December 31, 2014	Year ended December 31, 2013
From operations:
Net investment income	$5,822,659	$4,616,312	$730,086	$761,521
Net realized gain	2,968,448	2,557,055	8,713,666	8,583,780
Change in net unrealized appreciation/depreciation	5,853,480	(8,848,255)	(9,881,465)	11,450,907
Net increase (decrease) in net assets from operations	14,644,587	(1,674,888)	(437,713)	20,796,208
Dividends and distributions to shareholders from:
Net investment income	(5,822,149)	(4,615,080)	(747,868)	(778,620)
Net realized gain	—	—	(8,392,687)	(593,314)
Total dividends and distributions to shareholders	(5,822,149)	(4,615,080)	(9,140,555)	(1,371,934)
From beneficial interest transactions:
Proceeds from shares sold	45,796,636	97,114,428	9,462,688	5,980,067
Cost of shares redeemed	(49,216,700)	(50,875,029)	(15,632,541)	(14,423,535)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(3,420,064)	46,239,399	(6,169,853)	(8,443,468)
Increase (decrease) in net assets	5,402,374	39,949,431	(15,748,121)	10,980,806
Net assets:
Net assets, beginning of year	206,770,170	166,820,739	74,481,096	63,500,290
Net assets, end of year	$212,172,544	$206,770,170	$58,732,975	$74,481,096
Accumulated undistributed (distributions in excess of) net investment income	$1,742	$1,232	$(23,088)	$16,527

See accompanying notes to financial statements.

SMA Relationship Trust

Financial statements

Statement of changes in net assets (continued)

	Series T
	Year ended December 31, 2014	Year ended December 31, 2013
From operations:
Net investment income	$2,422,831	$798,597
Net realized gain (loss)	4,109,518	(983,987)
Change in net unrealized appreciation/depreciation	1,118,314	(226,952)
Net increase (decrease) in net assets from operations	7,650,663	(412,342)
Dividends and distributions to shareholders from:
Net investment income	(3,055,621)	(3,187,236)
From beneficial interest transactions:
Proceeds from shares sold	38,825,022	16,788,311
Cost of shares redeemed	(34,505,511)	(16,465,648)
Net increase in net assets resulting from beneficial interest transactions	4,319,511	322,663
Increase (decrease) in net assets	8,914,553	(3,276,915)
Net assets:
Net assets, beginning of year	100,991,844	104,268,759
Net assets, end of year	$109,906,397	$100,991,844
Accumulated undistributed net investment income	$2,233,904	$1,056,477

See accompanying notes to financial statements.

SMA Relationship Trust—Series A

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$7.64	$7.36	$6.72	$6.69	$6.85
Income (loss) from investment operations:
Net investment income[1]	0.02	0.02	0.00[3]	0.07	0.05
Net realized and unrealized gain (loss)	0.35	0.47	0.98	(0.04)	(0.06)
Total income (loss) from investment operations	0.37	0.49	0.98	0.03	(0.01)
Dividends/distributions:
From net investment income	(0.30)	(0.21)	(0.34)	—	(0.15)
Net asset value, end of year	$7.71	$7.64	$7.36	$6.72	$6.69
Total investment return[2]	4.79%	6.67%	14.57%	0.60%	(0.37)%
Ratios to average net assets:
Net investment income	0.30%	0.22%	0.04%	1.07%	0.69%
Supplemental data:
Net assets, end of year (000's)	$47,052	$36,607	$28,153	$29,330	$32,847
Portfolio turnover rate	11%	19%	48%	126%	50%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

SMA Relationship Trust—Series G

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,			For the period ended December 31,
	2014	2013	2012	2011[3]
Net asset value, beginning of period	$10.19	$8.76	$7.42	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.21	0.19	0.19	0.09
Net realized and unrealized gain (loss)	(1.29)	1.53	1.32	(2.61)
Total income (loss) from investment operations	(1.08)	1.72	1.51	(2.52)
Dividends/distributions:
From net investment income	(0.18)	(0.29)	(0.17)	(0.06)
Return of capital	—	—	—	(0.00)[4]
Total dividends/distributions	(0.18)	(0.29)	(0.17)	(0.06)
Net asset value, end of period	$8.93	$10.19	$8.76	$7.42
Total investment return[2]	(10.60)%	19.74%	20.42%	(25.19)%
Ratios to average net assets:
Net investment income	2.10%	2.00%	2.39%	1.57%[5]
Supplemental data:
Net assets, end of period (000's)	$78,554	$93,989	$116,421	$119,785
Portfolio turnover rate	146%	100%	110%	92%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  For the period May 6, 2011 (commencement of operations) to December 31, 2011.

4  Amount represents less than $0.005 per share.

5  Annualized.

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.59	$10.97	$10.61	$9.86	$10.08
Income (loss) from investment operations:
Net investment income[1]	0.31	0.27	0.33	0.36	0.37
Net realized and unrealized gain (loss)	0.47	(0.39)	0.36	0.75	(0.21)
Total income (loss) from investment operations	0.78	(0.12)	0.69	1.11	0.16
Dividends/distributions:
From net investment income	(0.32)	(0.26)	(0.33)	(0.36)	(0.38)
Net asset value, end of year	$11.05	$10.59	$10.97	$10.61	$9.86
Total investment return[2]	7.40%	(1.05)%	6.55%	11.48%	1.52%
Ratios to average net assets:
Net investment income	2.87%	2.49%	2.99%	3.53%	3.69%
Supplemental data:
Net assets, end of year (000's)	$212,173	$206,770	$166,821	$188,565	$214,728
Portfolio turnover rate	80%	91%	65%	108%	116%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

SMA Relationship Trust—Series S

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,			For the period ended December 31,
	2014	2013	2012	2011[3]
Net asset value, beginning of period	$13.35	$10.07	$8.39	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.14	0.13	0.17	0.08
Net realized and unrealized gain (loss)	(0.20)	3.40	1.67	(1.60)
Total income (loss) from investment operations	(0.06)	3.53	1.84	(1.52)
Dividends/distributions:
From net investment income	(0.15)	(0.14)	(0.16)	(0.09)
From net realized gains	(1.63)	(0.11)	—	—
Return of capital	—	—	—	(0.00)[4]
Total dividends/distributions	(1.78)	(0.25)	(0.16)	(0.09)
Net asset value, end of period	$11.51	$13.35	$10.07	$8.39
Total investment return[2]	(0.35)%	35.07%	21.95%	(15.20)%
Ratios to average net assets:
Net investment income	1.07%	1.10%	1.79%	1.38%[5]
Supplemental data:
Net assets, end of period (000's)	$58,733	$74,481	$63,500	$39,856
Portfolio turnover rate	58%	54%	80%	103%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  For the period May 2, 2011 (commencement of operations) to December 31, 2011.

4  Amount represents less than $0.005 per share.

5  Annualized.

See accompanying notes to financial statements.

SMA Relationship Trust—Series T

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$4.52	$4.68	$4.50	$4.34	$4.28
Income (loss) from investment operations:
Net investment income[1]	0.11	0.04	0.13	0.17	0.19
Net realized and unrealized gain (loss)	0.22	(0.05)	0.20	0.19	0.24
Total income (loss) from investment operations	0.33	(0.01)	0.33	0.36	0.43
Dividends/distributions:
From net investment income	(0.13)	(0.15)	(0.15)	(0.20)	(0.36)
Return of capital	—	—	—	—	(0.01)
Total dividends/distributions	(0.13)	(0.15)	(0.15)	(0.20)	(0.37)
Net asset value, end of year	$4.72	$4.52	$4.68	$4.50	$4.34
Total investment return[2]	7.47%	(0.32)%	7.53%	8.53%	10.08%
Ratios to average net assets:
Net investment income	2.29%	0.79%	2.80%	3.79%	4.32%
Supplemental data:
Net assets, end of year (000's)	$109,906	$100,992	$104,269	$90,402	$113,561
Portfolio turnover rate	788%	505%	460%	316%	276%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

SMA Relationship Trust

Notes to financial statements

1. Organization and significant accounting policies

SMA Relationship Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The Trust has five separate investment portfolios available for investment, each having its own investment objectives and policies: Series A, Series G, Series M, Series S and Series T (each a "Fund", and collectively, the "Funds"). Each series covered by this report is diversified except for SMA Relationship Trust—Series A and Series M, which are non-diversified. The investment objective of Series A is to maximize total return, consisting of capital appreciation and current income. Series A pursues its investment objective by investing in securities and financial instruments to gain exposure to the global equity, global fixed income and cash equivalents markets, including global currencies. The investment objective of Series G is to provide long-term capital appreciation. Series G pursues its investment objective by investing in equity securities of issuers economically tied to a number of countries throughout the world, excluding the US. The investment objective of Series M is to seek total return consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds. The investment objective of Series S is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Series S pursues its investment objective by investing in equity securities of US small capitalization companies. The investment objective of Series T is to maximize total return, consisting of income and capital appreciation by investing in securities, financial instruments and affiliated investment companies to gain exposure to certain sectors of the fixed income market.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value will be calculated as of the time trading was halted. Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market

SMA Relationship Trust

Notes to financial statements

closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned management subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment that investment is valued at fair value determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

SMA Relationship Trust

Notes to financial statements

The Board has delegated to the UBS Global AM Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain

SMA Relationship Trust

Notes to financial statements

circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2014 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of December 31, 2014, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. SMA Relationship Trust—Series T is a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives as disclosed in the Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the year ended December 31, 2014, except for forward foreign currency contracts and options for Series A and options for Series G for which the average volume during the year was greater than at year end.

Disclosure of derivatives by underlying risk as of and for the year ended December 31, 2014 is as follows:

Asset derivatives

	Interest rate risk	Equity risk	Foreign exchange risk	Total
SMA Relationship Trust—Series A
Forward foreign currency contracts[1]	$—	$—	$374,432	$374,432
Futures contracts[2]	18,266	177,310	—	195,576
Options purchased[1]	—	339,913	—	339,913
Total value	$18,266	$517,223	$374,432	$909,921

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Liability derivatives

	Interest rate risk	Equity risk	Foreign exchange risk	Total
SMA Relationship Trust—Series A
Forward foreign currency contracts[1]	$—	$—	$(232,190)	$(232,190)
Futures contracts[2]	(97,391)	(237,401)	—	(334,792)
Total value	$(97,391)	$(237,401)	$(232,190)	$(566,982)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

SMA Relationship Trust

Notes to financial statements

Activities in derivative instruments during the year ended December 31, 2014, were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series A
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$—	$287,569	$287,569
Futures contracts	128,329	529,032	—	—	657,361
Options purchased[2]	—	83,154	—	—	83,154
Options written	—	201,240	—	—	201,240
Swap agreements	—	—	(33,640)	—	(33,640)
Total net realized gain (loss)	$128,329	$813,426	$(33,640)	$287,569	$1,195,684
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$—	$204,991	$204,991
Futures contracts	(141,075)	(176,132)	—	—	(317,207)
Options purchased[2]	—	(206,272)	—	—	(206,272)
Swap agreements	—	—	(116,093)	—	(116,093)
Total change in net unrealized appreciation/depreciation	$(141,075)	$(382,404)	$(116,093)	$204,991	$(434,581)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

Asset derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series T
Forward foreign currency contracts[1]	$—	$—	$158,374	$158,374
Futures contracts[2]	242,476	—	—	242,476
Options purchased[1]	33,031	—	139,871	172,902
Swap agreements[1,2]	278,783	15,183	—	293,966
Total value	$554,290	$15,183	$298,245	$867,718

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

SMA Relationship Trust

Notes to financial statements

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series T
Forward foreign currency contracts[1]	$—	$—	$(93,402)	$(93,402)
Futures contracts[2]	(49,151)	—	—	(49,151)
Options written[1]	(78,031)	(40,324)	—	(118,355)
Swap agreements[1,2]	(473,204)	(17,038)	—	(490,242)
Total value	$(600,386)	$(57,362)	$(93,402)	$(751,150)

1  Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

Activities in derivative instruments during the year ended December 31, 2014, were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series T
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$—	$929,145	$929,145
Futures contracts	470,827	(349)	—	—	470,478
Options purchased[2]	(643,402)	—	(32,744)	—	(676,146)
Options and swaptions written	334,862	—	251,111	—	585,973
Swap agreements	89,345	—	165,274	—	254,619
Total net realized gain	$251,632	$(349)	$383,641	$929,145	$1,564,069
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$—	$(12,531)	$(12,531)
Futures contracts	101,673	—	—	—	101,673
Options purchased[2]	(131,219)	—	—	78,127	(53,092)
Options and swaptions written	76,813	—	(32,757)	—	44,056
Swap agreements	(559,104)	—	(32,232)	—	(591,336)
Total change in net unrealized appreciation/depreciation	$(511,837)	$—	$(64,989)	$65,596	$(511,230)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

SMA Relationship Trust

Notes to financial statements

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The provisions of ASC Topic 210 "Disclosures about Offsetting Assets and Liabilities" require disclosure on the offsetting of financial assets and liabilities. The offsetting disclosures are limited to derivatives, repurchase and reverse repurchase agreements, and security lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement ("MNA") or similar agreement.

SMA Relationship Trust—Series A

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	374,432	(232,190)
Futures contracts[1]	195,576	(334,792)
Options purchased	339,913	—
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	909,921	(566,982)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(535,489)	334,792
Total gross amount of assets and liabilities subject to MNA or similar agreements	374,432	(232,190)

1  Includes cumulative appreciation/depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2014.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
JPMCB	374,432	(232,190)	—	142,242
Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
JPMCB	(232,190)	232,190	—	—

SMA Relationship Trust—Series G

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	213,319	(428,701)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	213,319	(428,701)

SMA Relationship Trust

Notes to financial statements

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2014.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
HSBC	34,744	—	—	34,744
JPMCB	178,575	(178,575)	—	—
Total	213,319	(178,575)	—	34,744
Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
JPMCB	(428,701)	178,575	—	(250,126)

SMA Relationship Trust—Series T

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	158,374	(93,402)
Futures contracts[1]	242,476	(49,151)
Options purchased	172,902	—
Options written	—	(118,355)
Swap agreements[1]	293,966	(490,242)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	867,718	(751,150)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(554,290)	207,253
Total gross amount of assets and liabilities subject to MNA or similar agreements	313,428	(543,897)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported withing the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2014.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
CSFB	3,828	—	—	3,828
JPMCB	158,374	(46,069)	—	112,305
MLI	11,355	(11,355)	—	—
MSCI	139,871	(5,369)	—	134,502
Total	313,428	(62,793)	—	250,635

SMA Relationship Trust

Notes to financial statements

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
BB	(5,924)	—	—	(5,924)
CIBC	(35,414)	—	—	(35,414)
GSI	(57,988)	—	—	(57,988)
JPMCB	(46,069)	46,069	—	—
MLI	(393,133)	11,355	—	(381,778)
MSCI	(5,369)	5,369	—	—
Total	(543,897)	62,793	—	(481,104)

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio of investments footnotes.

C. Investment transactions and investment income: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of a Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund's portfolio are presented at the foreign exchange rates at the end of a Fund's fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds (except Series M) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

SMA Relationship Trust

Notes to financial statements

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, its custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the net amount owed (the unrealized loss) by the Fund. If the assets placed in the account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts: The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities either as a hedge or to enhance income or realized gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Series A and Series T may from time to time purchase mortgage-backed securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Fund's records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: The Funds may engage in swap agreements, including but not limited to interest rate, currency and total return swap agreements. Series A, Series M and Series T may also engage in credit default swaps. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Each Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations.

SMA Relationship Trust

Notes to financial statements

This type of swap agreement is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return or payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2014 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on corporate issues—buy protection" and "Credit default swaps on credit indices—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settle-

SMA Relationship Trust

Notes to financial statements

ment of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Funds would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements in the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

SMA Relationship Trust

Notes to financial statements

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities and indices and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Dividends and distributions: It is Series M and Series T policy to distribute their respective net investment income, if any, monthly. It is Series A, Series G and Series S policy to distribute their respective net investment income, if any, annually. The Funds will distribute their respective net capital gains, if any, typically in December. The Funds may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amounts of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

L. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

M. Commission recapture program: Series G and Series S participate in a brokerage commission recapture program, whereby the Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended December 31, 2014, there were no recaptured commissions.

SMA Relationship Trust

Notes to financial statements

2. Investment advisory and administration fees and other transactions with affiliates

The Funds' Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS Global AM under which UBS Global AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS Global AM for investment advisory services provided by UBS Global AM.

UBS Global AM (not the Funds) pays all ordinary operating expenses, excluding extraordinary expenses, incurred by the Funds. Additionally, with respect to SMA Relationship Trust—Series S, UBS Global AM (not the Fund) pays Manulife Asset Management a fee for sub-advisory services.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. Investments in affiliated investment companies for the year ended December 31, 2014 have been included near the end of each Fund's Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended December 31, 2014, were as follows:

Fund	Amount
Series G	$809

3. Purchases and sales of securities

For the year ended December 31, 2014, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
Series A	$7,925,483	$2,663,442
Series G	127,969,978	130,639,103
Series M	158,191,802	157,060,156
Series S	38,207,161	54,222,897
Series T	746,238,449	738,563,228

For the year ended December 31, 2014, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
Series T	$78,095,026	$78,828,482

4. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

SMA Relationship Trust

Notes to financial statements

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 was as follows:

	2014
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
Series A	$1,810,221	$—	$1,810,221
Series G	1,635,001	—	1,635,001
Series M	5,822,149[1]	—	5,822,149
Series S	3,186,927	5,953,628	9,140,555
Series T	3,055,621	—	3,055,621

1  $5,818,776 considered tax-exempt

	2013
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
Series A	$1,004,967	$—	$1,004,967
Series G	2,694,015	—	2,694,015
Series M	4,615,080[2]	—	4,615,080
Series S	749,606	622,328	1,371,934
Series T	3,187,236	—	3,187,236

2  $4,610,676 considered tax-exempt.

At December 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term gain	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)	Total
Series A	$1,463,515	$—	$(9,016,363)	$(195,625)	$(7,748,473)
Series G	—	—	(41,974,452)	(3,740,963)	(45,715,415)
Series M	1,742[3]	—	(8,130,391)	7,386,690	(741,959)
Series S	—	3,006,813	(828,272)	6,673,314	8,851,855
Series T	2,321,126	—	(252,864,713)	682,699	(249,860,888)

3  $1,742 considered tax-exempt

The difference between book and tax basis net unrealized appreciation/(depreciation) of investments is primarily attributable to the tax treatment of certain derivatives, partnership adjustments and tax deferral of losses on wash sales.

SMA Relationship Trust

Notes to financial statements

Due to inherent differences in the recognition of income, expenses and realized gains/losses under US GAAP and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended December 31, 2014 were as follows:

Fund	Undistributed net investment income	Accumulated net realized gain/(loss)	Beneficial interest
Series A	$2,100,080	$(551,730)	$(1,548,350)
Series G	433,042	(118,468)	(314,574)
Series S	(21,833)	21,833	—
Series T	1,810,217	(12,661)	(1,797,556)

These differences are primarily due to the tax treatment of foreign currency transactions, paydown gains and losses, tax character of distributions, transfer in-kind cost adjustments, the tax treatment of certain derivatives and partnership adjustments.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by a Fund after December 22, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2014, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
Series G	$(41,139,124)	$—	$(41,139,124)
Series T	—	(5,857,332)	(5,857,332)

At December 31, 2014, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates—December 31,
Fund	2016	2017	2018
Series A	$—	$5,773,833	$2,935,824
Series M	—	7,986,956	—
Series T	109,991,161	115,570,788	21,332,904

During the fiscal year ended December 31, 2014, the following Funds utilized capital loss carryforwards to offset current year realized capital gains:

Fund	Amount
Series A	$637,940
Series G	8,844,752
Series M	2,335,503
Series T4	2,421,635

4  As of December 31, 2014, SMA Relationship Trust—Series T had capital loss carryforwards expire in the amount of $1,783,640.

SMA Relationship Trust

Notes to financial statements

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended December 31, 2014, the following Funds incurred, and elected to defer, losses of the following:

	Late year ordinary	Post October capital losses
Fund	losses	Short-term	Long-term
Series A	$—	$136,302	$137,932
Series G	—	835,328	—
Series M	—	143,435	—
Series S	—	828,272	—
Series T	—	—	78,980

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded as of December 31, 2014 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended December 31, 2014, the Funds did not incur any interest or penalties. Capital gains realized by the Funds on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Each of the tax years in the four year period ended December 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

5. Shares of beneficial interest

There is an unlimited number of shares of no par value beneficial interest authorized. For the years ended December 31, 2014 and December 31, 2013, transactions in shares of beneficial interest for each of the Funds were as follows:

	Year ended December 31, 2014
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outshanding
Series A	2,036,722	(727,117)	1,309,605
Series G	1,795,476	(2,229,509)	(434,033)
Series M	4,183,408	(4,505,257)	(321,849)
Series S	725,212	(1,202,405)	(477,193)
Series T	8,325,719	(7,387,153)	938,566
	Year ended December 31, 2013
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outshanding
Series A	1,478,594	(509,617)	968,977
Series G	2,499,203	(6,558,772)	(4,059,569)
Series M	9,088,560	(4,776,407)	4,312,153
Series S	512,670	(1,236,600)	(723,930)
Series T	3,668,884	(3,587,412)	81,472

SMA Relationship Trust

Report of Ernst &Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders
SMA Relationship Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of SMA Relationship Trust (comprising, respectively, SMA Relationship Trust—Series A, SMA Relationship Trust—Series G, SMA Relationship Trust—Series M, SMA Relationship Trust—Series S and SMA Relationship Trust—Series T) (collectively, the "Funds") as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting SMA Relationship Trust at December 31, 2014, the results of their operations for the year ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 27, 2015

SMA Relationship Trust

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies and procedures record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

SMA Relationship Trust

Supplemental information (unaudited)

Trustee & Officer information

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer, and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Adela Cepeda; 56 A.C. Advisory, Inc. 150 North Wacker Drive Suite 2160 Chicago, Illinois 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 33 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for the BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008). Ms. Cepeda was a director of Amalgamated Bank of Chicago (from 2003 to 2012) and a director of the Municipal Securities Rulemaking Board (from 2010 to 2012).

John J. Murphy; 70 268 Main Street P.O.Box 718 Gladstone, NJ 07934	Trustee	Since 2008	Mr. Murphy is President of Murphy Capital Management (investment advice) (since 1983).	Mr. Murphy is a trustee of four investment companies (consisting of 33 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Murphy is a director of the Legg Mason Equity Funds (54 portfolios) (since 2007); and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

SMA Relationship Trust

Supplemental information (unaudited)

Non-interested Trustees (continued)

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Frank K. Reilly; 79 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 2002	Mr. Reilly is the Bernard J. Hank Professor of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982) and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a director or trustee of four investment companies (consisting of 33 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and Chairman of the Audit Committee for the Bank.
Edward M. Roob; 80 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2002	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 33 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None.
Abbie J. Smith; 61 Booth School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2008

Ms. Smith is a Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth school of Business (since 1980). Formerly Ms. Smith was also a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004 commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a trustee of four investment companies (consisting of 33 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics, and supply-chain management). In addition Ms. Smith is a director/trustee (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds Complex (107 portfolios).

SMA Relationship Trust

Supplemental information (unaudited)

Non-interested Trustees (concluded)

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
J. Mikesell Thomas; 64 1353 Astor Place Chicago, Illinois 60601	Trustee	Since 2004

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008); and President and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).

Mr. Thomas is a director or trustee of four investment companies (consisting of 33 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for Northshore University HealthSystems, a not for profit healthcare organization and a director (since 2012) and a member of the Audit Committee and Chairman (since May 2014) of the Investment and Finance Committees of HCC Insurance Holdings Inc. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

Interested Trustee
Shawn Lytle*,2; 45	Trustee	Since 2011

Mr. Lytle is a Group Managing Director and head of Americas at UBS Global Asset Management (Americas) Inc. (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as head of Americas, he was deputy global head of equities (from 2008 to 2010), head of equity capabilities and business management (2008), and a team manager (from 2005 to 2008) at UBS Global Asset Management (Americas) Inc.

				Mr. Lytle is a trustee of three investment companies (consisting of 32 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

SMA Relationship Trust

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 49	Vice President, Assistant Secretary and Chief Compliance Officer	Since 2005 (Vice President and Assistant Secretary) Since July 2014 (Chief Compliance Officer)

Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). Mr. Allessie is head of compliance and operational risk control for the UBS Global Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel (from 2005 to 2014). Mr. Allessie is a vice president, assistant secretary and chief compliance officer (prior to which he was interim chief compliance officer) (from January to July 2014) of 15 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*; 46	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 through 2007). She is vice president and assistant treasurer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 51	President	Since 2010

Mr. Carver is a managing director and head of product development and management for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Thomas Disbrow*; 49	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President) and since 2006 (Treasurer and Principal Accounting Officer)

Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director) (since 2007) and head of the North American fund treasury department UBS Global AM—Americas region (since 2011). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Christopher S. Ha*; 34	Vice President and Assistant Secretary	Since 2012

Mr. Ha is a director and associate general counsel (since 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 57	Vice President and Secretary	Since 1999 and 2004, respectively

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary*; 46	Vice President and Assistant Treasurer	Since 2006

Ms. Kilkeary is an executive director (since March 2013) (prior to which she was a director) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Cindy Lee; 39	Vice President and Assistant Treasurer	Since 2014

Ms. Lee is an associate director (since 2009) prior to which she was a Fund treasury manager (from 2007 to March 2009) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Lee is a vice president and assistant treasurer of 15 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager. Ms. Lee was previously a Fund accounting manager of The Dreyfus Corporation (from 2003 to 2007), a Fund accounting manager of The Bank of New York (from 1999 to 2003) and a senior fund accountant at Morgan Stanley (from 1998 to 1999).

Tammie Lee*; 43	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Nancy D. Osborn*; 48	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Eric Sanders*; 49	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Andrew Shoup*; 58	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund PLC (since 2008). Mr. Shoup is a vice president and chief operating officer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 53	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Mandy Yu *; 31	Vice President	Since February 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since March 2013) of the US mutual fund treasury administration department of UBS Global AM—American region. She was a Fund Treasury Manager (from 2012 to March 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

1  Each Trustee holds office for an indefinite term. Officers are appointed by the Trustees and serve at the pleasure of the Board.

2  Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

SMA Relationship Trust

Federal tax information (unaudited)

For the year ended December 31, 2014, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital gain and the amounts passed through to the shareholders as foreign tax credits are as follows:

Fund	Dividends received deduction	Long-term capital gains	Foreign tax credit
Series G	—%	$—	$225,955
Series S	14.83	5,953,628	—

In addition, for the year ended December 31, 2014, gross income derived from sources within foreign countries amounted to $1,884,439 for SMA Relationship Trust—Series G.

Shareholders should use information reported on Form 1099 DIV for the preparation of their federal income tax returns. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Funds.

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Trustees

Frank K. Reilly
Chairman

Adela Cepeda

Shawn Lytle

John J. Murphy

Edward M. Roob

Abbie J. Smith

J. Mikesell Thomas

Principal Officers

Mark E. Carver
President

Mark F. Kemper
Vice President and Secretary

Thomas Disbrow
Vice President and Treasurer

Investment Advisor and Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

©UBS 2015. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S303

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  J. Mikesell Thomas.  Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)         Audit Fees:

For the fiscal years ended December 31, 2014 and December 31, 2013, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $175,002 and $175,002, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended December 31, 2014 and December 31, 2013, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $40,800 and $35,800, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2014 and 2013 semiannual financial statements, (2) agreed upon procedures for the Funds’ fiscal years ended 2013 and 2012 and (3) the review of off-cycle N-1A filing.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended December 31, 2014 and December 31, 2013, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $28,508 and $22,592 respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax returns, assistance with excise tax distribution requirements  and assistance with identification of passive foreign investment companies.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended December 31, 2014 and December 31, 2013, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the SMA Relationship Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the SMA Relationship Trust, as well as with the SMA Relationship Trust’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the SMA Relationship Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b) To pre-approve all non-audit services to be provided to the SMA Relationship Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(c) To pre-approve all non-audit services to be provided by the SMA Relationship Trust’s independent auditors to the SMA Relationship Trust’s investment advisor or to any entity that controls, is controlled by or is under common control with the SMA Relationship Trust’s investment advisor (“advisor affiliate”) and that provides ongoing services to the SMA

Relationship Trust when, without such pre-approval by the Committee, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(d) To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e) To consider whether the non-audit services provided by the SMA Relationship Trust’s independent auditor to the SMA Relationship Trust’s investment advisor or any advisor affiliate that provides on-going services to the SMA Relationship Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e) (2)                Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2014 and December 31, 2013 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2014 and December 31, 2013 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2014 and December 31, 2013 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2014 and December 31, 2013 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2014 and December 31, 2013 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2014 and December 31, 2013 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)           For the fiscal year ended December 31, 2014, if greater than 50%, specify  the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y.  According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)          For the fiscal years ended December 31, 2014 and December 31, 2013, the aggregate fees billed by E&Y of $360,335 and $288,767, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2014	2013
Covered Services	$69,308	$58,392
Non-Covered Services	$291,027	$230,375

(h)  The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, Secretary of the Trust, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)               (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)               (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

(c)                Iran related activities disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 09, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 09, 2015

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	March 09, 2015